Exhibit 3.83

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

JUNE 18, 2010

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

GHR SYSTEMS, INC.

I, Basil L Merenda, Acting Secretary, Secretary of the Commonwealth of Pennsylvania

do hereby certify that the foregoing and annexed is a true and correct copy of

1	ARTICLES OF INCORPORATION filed on June 24, 1992,

2	CHANGE OF REGISTERED OFFICE - Domestic filed on April 29, 1993,

3	ARTICLES OF AMENDMENT-BUSINESS filed on March 24, 1994,

4	ARTICLES MERGER/CONSOLIDATION-ALL TYPES filed on May 5, 1994,

5	ARTICLES OF AMENDMENT-BUSINESS filed on November 15, 1994,

(List of documents continued on next page)

(List of documents continued)

6	MISCELLANEOUS FILINGS - Domestic filed on December 20, 1995,

7	MISCELLANEOUS FILINGS - Domestic filed on December 20, 1995,

8	MISCELLANEOUS FILINGS - Domestic filed on December 20, 1995,

9	MISCELLANEOUS FILINGS - Domestic filed on December 20, 1995,

10	MISCELLANEOUS FILINGS - Domestic filed on July 31, 1997,

11	ARTICLES OF AMENDMENT-BUSINESS filed on July 31, 1997,

12	ARTICLES OF AMENDMENT-BUSINESS filed on January 11, 2000,

13	CHANGE OF REGISTERED OFFICE - Domestic filed on September 26, 2000,

14	MISCELLANEOUS FILINGS - Domestic filed on October 31, 2000,

15	MISCELLANEOUS FILINGS - Domestic filed on October 31, 2000,

16	MISCELLANEOUS FILINGS - Domestic filed on April 13, 2001,

17	ARTICLES MERGER/CONSOLIDATION-ALL TYPES filed on August 11, 2005,

18	ARTICLES OF MERGER-BUSINESS filed on May 1, 2007

which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Acting Secretary of the Commonwealth

9249-1376

2096042

ARTICLES OF INCORPORATION

OF

GHR SERVICES, INC.

(A Pennsylvania Business Corporation)

1. The name of the corporation is: GHR Services, Inc.

2. The corporation’s initial registered office in the Commonwealth is Valley Forge Office Colony, Suite 2-155, Davis Rd., Valley Forge, PA 19481.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988, as amended.

4. The corporation shall have authority to issue an aggregate of 1,000 shares, all of which are designated Common Stock. The board of directors shall have the full authority permitted by law to divide the authorized and unissued shares into classes or series, or both, and to determine for any such class or series its designation and the number of shares of the class or series and the voting rights, preferences, limitations and special rights, if any, of the shares of the class or series.

(a) Dividends. Holders of Common Stock shall be entitled to receive such dividends as may be declared by the board of directors, except that the corporation will not declare, pay or set apart for payment any dividend on shares of Common Stock, or directly or indirectly make any distribution on, redeem, purchase or otherwise acquire any such shares, if at the time of such action the terms of any other outstanding shares prohibit the corporation from taking such action.

(b) Distribution of Assets. In the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, holders of Common Stock shall be entitled to receive pro rata all of the assets of the corporation remaining available for distribution to its shareholders after all preferential distributions, if any, to which the holders of any other outstanding shares may be entitled by the terms of such shares have been paid or set aside in cash for payment.

(c) Voting Rights. Except as otherwise required by law or by the terms of any other outstanding shares, the holders of Common Stock shall have the exclusive right to vote in the election of directors and for all other purposes, each such holder being entitled to one vote for each share of Common Stock standing in his name on the books of the corporation.

9249-1377

5. The name and address of the sole incorporator are: Ellen Weiner, Dechert Price & Rhoads, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103-2793.

6. Shareholders shall not have cumulative voting rights in the election of directors.

7. Section 1715, Exercise of Powers Generally, of the Business Corporation Law of 1988, as amended, shall not be applicable to the corporation.

IN WITNESS WHEREOF, the sole incorporator has signed these Articles of Incorporation this 23rd day of June, 1992.

/s/ Ellen Weiner
Ellen Weiner
Sole Incorporator

Microfilm Number	Filed with the Department of State on APR 29 1993

Entity Number 2096042	Secretary of the Commonwealth

STATEMENT OF CHANGE OF REGISTERED OFFICE

DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

X Domestic Business Corporation (15 Pa.C.S. § 1507)	Foreign Nonprofit Corporation (15 Pa.C.S. § 6144)

Foreign Business Corporation (15 Pa.C.S. § 4144)	Domestic Limited Partnership (15 Pa.C.S. § 8506)

Domestic Nonprofit Corporation (15 Pa.C.S. § 5507)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that.

1	The name of the corporation or limited partnership is:	GHR Services, Inc.

2	The (a) address of this corporation’s or limited partnership’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

Valley Forge Office Colony
	(a)	Suite 2 – 155, Davis Road	Valley Forge	PA	19481	Chester

		Number and Street	City	State	Zip	County

	(b)	c/o:
			Name of Commercial Registered Office Provider			County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3	(Complete part (a) or (b)):

	(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

		995 Old Eagle School Road, Suite 310	Wayne	PA	19087	Delaware

		Number and Street	City	State	Zip	County

	(b)	The registered office of the corporation or limited partnership shall be provided by:

c/o:
			Name of Commercial Registered Office Provider			County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed to county in which the corporation or limited partnership is located for venue and official publication purposes.

93 APR 29 AM 10:33 PA DEPT. OF STATE

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

(Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 26th day of April, 1993.

GHR SERVICES, INC.
Name of Corporation/Limited Partnership

BY:
(Signature)

TITLE:	Secretary

2096042
ARTICLES OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
GHR SERVICES, INC.

1. GHR Services, Inc. (the “Company”) was incorporated on June 24, 1992 in the Commonwealth of Pennsylvania under the Business Corporation Law of 1988, as amended, 15 Pa.C.S.A §§1101, et seq., (“the BCL”).

2. The Company’s registered address in the Commonwealth of Pennsylvania is 995 Old Eagle School Road, Suite 310, Wayne, Pennsylvania 19087 (Delaware County).

3. On December 22, 1993, by unanimous written consent pursuant to BCL §1727(b), the Board of Directors adopted a resolution proposing amendment to the Company’s Articles of Incorporation pursuant to BCL §1915, declared the proposed amendment advisable, and called for the Company’s stockholders (the “Stockholders”) to consider the proposed amendment.

4. On December 22, 1993, by unanimous written consent pursuant to BCL §1766(a), the Stockholders approved the amendment(s) proposed by the Board of Directors.

5. The resolution setting forth the amendment proposed by the Board of Directors and adopted by the Stockholders is as follows:

RESOLVED, that Article 4 of the Company’s Articles of Incorporation be amended to read as follows:

4.	Authorized Capital. The aggregate number of shares of stock which the Corporation shall have authority to issue is Ten Thousand (10,000) shares, all of which are of one class and are designated as Common Stock and each of which has a par value of One Cent ($.01)

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by Allan J. Redstone, its President, and by E. Gerald Hurst, Jr., its Secretary, effective this 22nd day of December, 1993.

GHR SERVICES, INC.

By:	/s/ Allan J. Redstone
Allan J. Redstone, President

Attest:

/s/ E. Gerald Hurst, Jr.
E. Gerald Hurst, Jr., Secretary

PADEPT.OFSTATE

MAR 24 1994

[ILLEGIBLE]

2096042	Filed in the Department of
ARTICLES OF MERGER	State on MAY 05 1994
OF	Robert M. Grant
GHR Holdings, Inc.	ACTING Secretary of the Commonwealth
(A Delaware Corporation)
and
GHR Services, Inc.
(a Pennsylvania Corporation)

1. The name and state of incorporation of each constituent corporation is as follows:

GHR Holdings, Inc., a Delaware corporation; and,

GHR Services, Inc., a Pennsylvania corporation.

2. GHR Holdings, Inc. has approved, adopted, certified, executed and acknowledged an Agreement and Plan of Merger in accordance with §§ 103 and 252 (c) of the Delaware General Corporation Law. GHR Services, Inc., has approved, adopted, certified, executed and acknowledged an Agreement and Plan of Merger in accordance with § 1924 of the Pennsylvania Business Corporation Law of 1988, as amended.

3. The surviving corporation is GHR Services, Inc., a Pennsylvania corporation, the registered office of which is 995 Old Eagle School Road, Suite 310, Wayne, Pennsylvania 19087 (Delaware County).

4. The name of the surviving corporation will be GHR SYSTEMS, INC.

5. The Articles of Incorporation of the surviving corporation GHR Services, Inc., with such amendments as are effected by the merger, will be amended and restated upon filing of these Articles of Merger, as follows:

RESTATED AND AMENDED

ARTICLES OF INCORPORATION

OF

GHR Services, Inc.

(A Pennsylvania Corporation)

1. The corporation’s name is: GHR SYSTEMS, INC.

2. The corporation’s registered office in the Commonwealth of Pennsylvania is at 995 Old Eagle School Road, Suite 310, Wayne, Pennsylvania, 19087 (Delaware County).

3. The corporation was incorporated on June 24, 1992 under the Business Corporation Law of 1988, as amended.

4. The corporation shall have authority to issue an aggregate of twelve thousand (12,000)

[ILLEGIBLE]

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shares, all of which are designated as Common Stock and each of which has a par value of One Cent ($.01). The corporation’s Board of Directors shall have authority by resolution to divide the authorized and unissued shares into classes or series, or both, and to determine the designation, number of shares, voting rights, preferences, limitations and special rights, if any, of the shares of such class or series.

(a) Dividends. Holders of Common Stock shall be entitled to receive such dividend as may be declared by the Board of Directors, except that the corporation will not declare, pay or set apart for payment any dividend on shares of Common Stock, or directly or indirectly make any distribution on, redeem, purchase or otherwise acquire any such shares of Common Stock, if at the time of such action the terms of any other outstanding shares of Common Stock prohibit the corporation from taking such action.

(b) Distribution of Assets. In the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, holders of Common Stock shall be entitled to receive pro rata all of the assets of the corporation remaining available for distribution to its shareholders after the corporation has paid or set aside for payment all liabilities and preferential distributions, if any, to which the holders of any other outstanding shares of Common Stock may be entitled by the terms of such shares of Common Stock.

(c) Voting Rights. Except as otherwise required by law or by the terms of any other outstanding shares of Common Stock, the holders of Common Stock shall have the exclusive right to vote in the election of directors and for all other purposes; and, each such holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder’s name on the books of the corporation as of the record date for the determination of the holders of Common Stock entitled to notice of, or to vote at, the meeting of shareholders.

5. Shareholders shall not have cumulative voting rights in the election of directors.

6. Except as otherwise provided in these Articles:

(a) Each holder of Common Stock shall have a pre-emptive right to subscribe for shares of Common Stock, option rights to purchase Common Stock, or securities having either conversion rights into or option rights to purchase Common Stock, either issued or proposed to be issued for cash by the corporation (collectively “Common Stock Equivalents”). Subject to the terms and conditions of this Article 6., each holder of Common Stock shall be entitled to purchase from the corporation such number of shares or other units of Common Stock Equivalents issued by the corporation so that the holder of Common Stock who exercises a pre-emptive right would hold the same proportion of issued and outstanding Common Stock Equivalents immediately following the corporation’s issuance of such Common Stock Equivalents as such holder of Common Stock held immediately prior to such issuance. Each holder of Common Stock shall have the

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right to exercise a pre-emptive right in whole or in part. Not less than twenty (20) days prior to the day on which the corporation either intends to offer or actually offers Common Stock Equivalents to any person or persons other than the holders of such pre-emptive rights, the corporation shall give written notice to each holder of Common Stock having a pre-emptive right to purchase Common Stock Equivalents of the (i) cash price, (ii) terms of purchase, and (ii) number of shares or units of Common Stock Equivalents for which such holder of Common Stock is entitled to subscribe. Such written notice shall be in the manner provided in § 1702 (a) of the Business Corporation Law of 1988, as amended. If any holder of Common Stock having a pre-emptive right to purchase Common Stock Equivalents has not subscribed to purchase, in whole or in part, the shares or units of Common Stock Equivalents offered at the price and upon terms duly fixed by the Board of Directors of the corporation within twenty (20) days after the date such written notice to such holder of Common Stock is deemed delivered, such holder of Common Stock shall have waived such pre-emptive right for such noticed issuance of Common Stock Equivalents; and the corporation may thereafter offer for subscription such Common Stock Equivalents to any person or persons at a price and upon terms not more favorable than those at which the Common Stock Equivalents were offered to such holders of Common Stock having pre-emptive rights. The failure of a holder of Common Stock to exercise a pre-emptive right for a noticed issuance of Common Stock Equivalents is not a waiver of pre-emptive rights for any subsequent issuance of Common Stock Equivalents.

(b) Holders of Common Stock shall not have pre-emptive rights to subscribe for Common Stock Equivalents hereafter offered by the corporation to any employee or prospective employee of the corporation if:

(i) the offeree is not an officer or director of the corporation at the time of such offer, or

(ii) such offer is pursuant to an initial contract of employment, or

(iii) the offeree is a participant in an incentive stock option plan or other employee stock, compensation or bonus plan adopted and approved by the holders of Common Stock of the corporation; and

(iv) the aggregate number of shares of Common Stock issuable in conversion of or in exchange for Common Stock Equivalents offered under Article 6. (b) (i), (ii), and (iii) do not exceed ten percent (10%) of the issued and outstanding shares of Common Stock of the corporation on a fully diluted basis at the time of any such offer.

Pre-emptive rights granted to holders of Common Stock under this Article shall expire and terminate at such time as (i) the corporation consummates an initial public offering of securities in a firm commitment underwriting under the Securities Act of 1933, as

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amended, (ii) the corporation sells or exchanges all, or substantially all, of the property and assets, with or without goodwill, of the corporation, its consolidated subsidiaries or a parent corporation of the corporation whereupon the corporation receives cash, securities, and/or property of equivalent value for such properties or assets so sold or exchanged, or (iii) any person acquires more than eighty percent (80%) of the issued and outstanding shares of Common Stock for equivalent value.

7. Section 1715 of the Business Corporation Law of 1988, as amended, Exercise of Powers Generally, shall not be applicable to the corporation.

8. These Restated and Amended Articles of Incorporation of GHR SYSTEMS, INC., supersede the original articles of incorporation of GHR Services, Inc., and all amendments thereto.

6. The executed Agreement of Merger is on file at GHR SYSTEMS, INC.’s principal place of business:

995 Old Eagle School Road,

Suite 310,

Wayne, Pennsylvania, 19087

(Delaware County)

7. GHR SYSTEMS, INC., will furnish a copy of the Agreement of Merger, on request and without cost, to any stockholder of any constituent corporation.

8. GHR SYSTEMS, INC., the surviving corporation, will be governed by the laws of the Commonwealth of Pennsylvania. GHR SYSTEMS, INC., (previously GHR Services, Inc.) as the surviving corporation, agrees to service of process in the State of Delaware in any proceeding for enforcement of any obligation of GHR Holdings, Inc., a constituent corporation of the State of Delaware merged into the surviving corporation, as well as for the enforcement of any obligation of the surviving corporation arising from the merger, including any suit or other proceeding to enforce the right of any stockholders as determined in appraisal proceedings pursuant to § 262 of the Delaware General Corporation Law, and irrevocably appoints the Secretary of State of the State of Delaware as agent to accept service of process in any such suit or other proceedings. The address to which the Secretary of State of the State of Delaware may mail a copy of such process is as follows:

GHR SYSTEMS, INC.

995 Old Eagle School Road,

Suite 310,

Wayne, Pennsylvania, 19087

(Delaware County)

IN WITNESS WHEREOF, GHR Services, Inc., and GHR Holdings, Inc., by and through their respective authorized officers, have executed and caused to be filed these ARTICLES OF MERGER in accordance with § 1927 of the Pennsylvania Business Corporation Law of 1988, as amended.

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ATTEST:	GHR Holdings, Inc.

/s/ E. Gerald Hurst, Jr.	BY:	/s/ Allan J. Redstone
E. Gerald Hurst, Jr., Secretary		Allan J. Redstone, President

ATTEST:	GHR Services, Inc.

/s/ E. Gerald Hurst, Jr.	BY:	/s/ Allan J. Redstone
E. Gerald Hurst, Jr., Secretary		Allan J. Redstone, President

CERTIFICATION

I, E. Gerald Hurst, Jr., Secretary of GHR Holdings, Inc., certify that at a Special Meeting of Shareholders lawfully noticed and held on the 8th day of April 1994 pursuant to the provisions of the Articles of Incorporation and Bylaws, the holders of all the issued and outstanding shares of the common stock of GHR Holdings, Inc., unanimously voted for and adopted the Agreement of Merger to which these ARTICLES OF MERGER refer.

/s/ E. Gerald Hurst, Jr.
E. Gerald Hurst, Jr., Secretary

CERTIFICATION

I, E. Gerald Hurst, Jr., Secretary of GHR Services, Inc., certify that at a Special Meeting of Shareholders lawfully noticed and held on the 8TH day of April 1994 pursuant to the provisions of the Articles of Incorporation and Bylaws, the holders of all the issued and outstanding shares of the common stock of GHR Services, Inc., unanimously voted for and adopted the Agreement of Merger to which these ARTICLES OF MERGER refer.

/s/ E. Gerald Hurst, Jr.
E. Gerald Hurst, Jr., Secretary

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[ILLEGIBLE]

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF DELAWARE

ACKNOWLEDGEMENT

BEFORE ME, a Notary Public, in and for Chester County, Pennsylvania, personally appeared ALLAN J. REDSTONE, known to me or satisfactorily proven to be PRESIDENT of GHR Services, Inc., who acknowledged that he signed the foregoing ARTICLES OF MERGER on behalf of and as the act and deed of GHR Services, Inc, and the facts stated therein are true.

Sworn to and subscribed before me this 8th day of April, 1994.

Notary Public

STATE OF DELAWARE

COUNTY OF NEW CASTLE

ACKNOWLEDGEMENT

BEFORE ME, a Notary Public, in and for New Castle County, Delaware, personally appeared ALLAN J. REDSTONE, known to me or satisfactorily proven to be PRESIDENT of GHR Holdings, Inc., who acknowledged that he signed the foregoing ARTICLES OF MERGER on behalf of and as the act and deed of GHR Holdings, Inc., and the facts stated therein are true.

Sworn to and subscribed before me this 8th day of April, 1994.

Notary Public

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[ILLEGIBLE]

Filed in the Department of State on NOV 15 1994
Robert M. Grant
Secretary of the Commonwealth

ARTICLES OF AMENDMENT

EFFECTING THE RESTATEMENT AND AMENDMENT

of the

ARTICLES OF INCORPORATION

of

GHR Systems, Inc.

I. GHR Systems, Inc. (the “Corporation”) was incorporated on June 24, 1992 in the Commonwealth of Pennsylvania under the Business Corporation Law of 1968, as amended, 15 Pa.C.S.A §§1101, et seq.

II. The Corporation’s registered address in the Commonwealth of Pennsylvania is 995 Old Eagle School Road, Suite 310, Wayne, Pennsylvania 19087 (Delaware County).

III. The Corporation restates and amends its Articles of Incorporation as follows:

RESTATED AND AMENDED

ARTICLES OF INCORPORATION

OF

GHR Systems, Inc.

(A Pennsylvania Corporation)

1. Name. The Corporation’s name is: GHR Systems, Inc.

2. Registered Office. The Corporation’s registered office in the Commonwealth of Pennsylvania is at 995 Old Eagle School Road, Suite 310, Wayne, Pennsylvania, 19087 (Delaware County).

3. Date of Incorporation. The Corporation was incorporated on June 24, 1992 under the Business Corporation Law of 1988, as amended.

4. Capital Stock. The Corporation shall have authority to issue an aggregate of fifteen thousand (15,000) shares of capital stock comprised of twelve thousand (12,000) shares of Common Stock, each of which has a par value of One Cent ($.01) and three thousand (3,000) shares of Preferred Stock.

5. Issuance of Stock in Series. Subject to limitations prescribed by law and the provisions of these Restated and Amended Articles of Incorporation (the

“Articles”), the Corporation’s Board of Directors is authorized by resolution or resolutions to provide for the issuance of shares of Preferred Stock in series, to establish the number of shares to be included in each such series of Preferred Stock, and to fix the designation, relative rights, preferences and limitations of the shares (“rights and preferences”) of each such series of Preferred Stock. The authority of the Board of Directors to designate rights and preferences of each such series of Preferred Stock shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series:

(b) The dividend rate, if any, on the shares of such series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion preferences, and if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine; provided, if the designation of rights and preferences for a series of Preferred Stock provides for the conversion of such shares of Preferred Stock into shares of Common Stock, the Board of Directors is authorized to reserve and shall reserve, from time to time, sufficient shares of Common Stock for issuance upon conversion of shares of such series of Preferred Stock.

(e) Whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in each case of redemption, which amount may vary under different conditions at different redemption rates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(h) Any other relative rights, preferences and limitations of that series.

6. Dividends. Holders of Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors, except that the Corporation will not declare, pay or set apart for payment any dividend on shares of Common Stock, or directly or indirectly make any distribution on, redeem, purchase or otherwise acquire any such shares of Common Stock, if at the time of such action the designation of rights and preferences for any other outstanding shares of any series of Preferred Stock prohibit the Corporation from taking such action. If the designation of rights and preferences for a series of Preferred Stock authorizes dividends on outstanding shares of such series of Preferred Stock, the Board of Directors shall declare and pay, or set apart for payment, dividends on outstanding shares of any such series of Preferred Stock before the Board of Directors declares and pays, or sets aside for payment, any dividends on shares of Common Stock with respect to the same dividend period.

7. Voting Rights. Except as required by law or as otherwise provided in the designation of rights and preferences for any series of Preferred Stock, (i) each share of Common Stock and each share of any series of Preferred Stock shall have equal voting rights, and (ii) each holder of shares of Common Stock and each holder of shares of any series of Preferred Stock entitled to vote, shall have one vote for each share of Common Stock or Preferred Stock standing in such holder’s name on the books of the Corporation as of the record date for the determination of the holders of Common Stock and Preferred Stock entitled to notice of, or to vote at, the meeting of shareholders. No change in the Articles which either would amend any portion of the rights and preferences of, or would affect adversely, any series of Preferred Stock shall be made without the affirmative vote or consent of the holders of a majority of the shares of such series of Preferred Stock.

8. Distribution of Assets. In the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of Common Stock shall be entitled to receive pro rata all of the assets of the Corporation remaining available for distribution to its shareholders after the Corporation has paid or set aside for payment (a) all liabilities and (b) preferential distributions, if any, to which the holders of any other outstanding shares of any series of Preferred Stock may be entitled by the terms of any designation of rights and preferences of such shares of Preferred Stock.

9. No Cumulative Voting. Shareholders shall not have cumulative voting rights in the election of directors.

10. Exercise of Powers. Section 1715 of the Business Corporation Law of 1988, as amended, 15 Pa.C.S.A. § 1715, Exercise of Powers Generally, shall not be applicable to the Corporation.

11. Supersedes. These Articles supersede the Restated and Amended Articles of Incorporation of GHR Services set forth in The Articles of Merger of GHR Holdings, Inc. (a Delaware Corporation) and GHR Services, Inc. (a Pennsylvania Corporation) filed May 5, 1994 in the Department of State of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the Corporation has caused these ARTICLES OF AMENDMENT EFFECTING THE RESTATED AND AMENDED ARTICLES OF INCORPORATION OF GHR Systems, Inc., to be executed by Jack M. Guttentag, Chairman of the Board, and by E. Gerald Hurst, Jr., Its Secretary, effective upon filing with the Secretary of State of the Commonwealth of Pennsylvania.

GHR Systems, Inc.

By:	/s/ Jack M. Guttentag
Jack M. Guttentag, Chairman

Attest:

/s/ E. Gerald Hurst, Jr.
E. Gerald Hurst, Jr., Secretary

9581- 996	Filed in the Department of State on DEC 20 1995
Yvette Kane
Secretary of the Commonwealth

STATEMENT OF DESIGNATION, PREFERENCES

AND RIGHTS OF CONVERTIBLE PREFERRED STOCK, SERIES A.

2096042

GHR Systems, Inc. a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Company”), by its Secretary, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by Article 5 of the Articles of Incorporation of the Company, which authorized 10,000 shares of Preferred Stock of the Company, $.01 par value per share, and pursuant to the provisions of the Pennsylvania Business Corporation Law (the “PBCL”), as amended, the Board of Directors of the Company, by unanimous consent in writing, has duly adopted resolutions providing for the issuance of up to 3,000 shares of Convertible Preferred Stock and setting forth the voting powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, which resolution is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Company pursuant to the provisions of the PBCL and the Company’s Articles of Incorporation, the Corporation is authorized to issue 2,052 shares of the 3,000 shares of Preferred Stock of the Company authorized in Article 5 of its Articles of Incorporation, as a class of Preferred Stock of the Company to be designated as “Convertible Preferred Stock, Series A, “$.01 par value per share (“Convertible Preferred Stock”), which shall have such rights, preferences and characteristics in relation to the Common Stock as set forth below:

1. Voting Rights. Except as otherwise provided by law, the holders of Convertible Preferred Stock shall have full voting rights and powers, shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, shall vote together with the holders of Common Stock as a single class and shall be entitled to cast the number of votes equal to the number of shares of Common Stock then issuable upon conversion of the Convertible Preferred Stock owned by such holder, in accordance with the provisions hereof.

2. Dividends.

(a) The holders of shares of the Convertible Preferred Stock shall not be entitled to receive any preferred dividends thereof.

(b) In the event that the Corporation declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Convertible Preferred Stock shall be

DEC 20 95 PA Dept. of State

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9581 - 997

entitled to participate with the holders of the Common Stock in any such dividends or distributions paid or set aside for payment, such that the holders of the Convertible Preferred Stock shall receive, with respect to each share of Convertible Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Convertible Preferred Stock is convertible as of the record date for such dividend or distribution.

(c) The provisions of this Section 2 shall not apply to any dividends or distributions that would result in an adjustment of the Conversion Factor (as hereinafter defined) pursuant to Section 4(c).

3. No Cumulative Voting. The holders of Common Stock and the holders of Convertible Preferred Stock shall not have the right to vote cumulatively in the election of directors.

4. Conversion Rights of Convertible Preferred Stock.

(a) Optional Conversion. A holder of record of any share or shares of Convertible Preferred Stock shall have the right, at any time, at such holder’s option, to convert, without the payment of any additional consideration, each share of Convertible Preferred Stock held by such holder into the number of fully paid and non-assessable shares of Common Stock that equals the Conversion Rate (as defined below).

(b) Mandatory Conversion.

(i) Upon the first closing of a Qualified Public Offering (as hereinafter defined) of the Common Stock of the Company, all of the shares of Convertible Preferred Stock then outstanding shall be converted into that number of fully paid and non-assessable shares of Common Stock as the holders of such Convertible Preferred Stock are then entitled to receive pursuant to the provisions of Section 4 hereof (a “Mandatory Conversion”).

(ii) A “Qualified Public Offering” is hereby defined as an underwritten, firm commitment public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the offer and sale by the Company of its Common Stock in which the aggregate net proceeds to the Company exceed $10,000,000 and in which the price per share equals or exceeds $1,500 (as appropriately adjusted for stock dividends, stock splits, combinations, reorganizations, reclassifications or other similar transactions).

(iii) From and after the date of the Mandatory Conversion (the “Mandatory Conversion Date”): (A) all rights of the holders of any shares of Convertible Preferred Stock shall cease

2

9581 - 998

and terminate; (B) the shares of Convertible Preferred Stock shall no longer be deemed outstanding; and (C) the holders thereof shall on and after such date be conclusively deemed for all purposes to be holders of shares of Common Stock regardless of whether the holders of such shares of Convertible Preferred Stock have tendered their certificates therefor as required by Section 4(d).

(c) Conversion Rate. The initial Conversion Rate shall be 1, subject to adjustment in accordance with the provisions in this subsection 4(c). Such respective conversion rates in effect from time to time, as adjusted pursuant to this Section 4(c), are referred to herein as the “Conversion Rate.” All of the remaining provisions of this Section 4(c) shall apply separately to the respective Conversion Rates in effect from time to time.

(i) Each adjustment to the Conversion Rate shall be calculated to the nearest two decimal places.

(ii) In the event that: (A) the Company shall, at any time, issue any shares of Common Stock, by stock dividend or any other distribution upon any stock of the Company, payable in shares of Common Stock; (B) the Company shall, at any time, issue any shares of Common Stock, by subdivision of its shares of outstanding Common Stock, by reclassification, stock split or otherwise; or (C) the Company shall combine shares of outstanding Common Stock into a lesser number of shares, by reclassification, reverse stock split, or otherwise (for purposes of this Section 4(c) (ii), the events described in (A), (B) and (C) above shall be referred to as “Capital Transactions”); then the Conversion Rate then in effect shall be adjusted to a number determined by multiplying the Conversion Rate in effect immediately prior to such Capital Transaction by the following fraction:

X

Y

wherein:

X =	the number of shares of Common Stock outstanding immediately after such Capital Transaction; and

Y =	the number of shares of Common Stock outstanding immediately prior to such Capital Transaction.

(d) Mechanics of Conversion.

(i) Optional Conversion. If a holder of shares of Convertible Preferred Stock desires to exercise the optional conversion right pursuant to subsection 4(a) above, such

3

9581 - 999

holder shall give written notice to the Company of such holder’s election to convert a stated number of shares of Convertible Preferred Stock into shares of Common Stock, at the conversion rate then in effect, which notice shall be accompanied by the certificate or certificates representing such shares of Convertible Preferred Stock which shall be converted into Common Stock. The notice shall also contain a statement of the name or names in which the certificate or certificates for Common Stock shall be issued. Promptly after receiving the aforesaid notice and certificate or certificates representing the Convertible Preferred Stock surrendered for conversion, the Company shall issue and deliver to such holder of Convertible Preferred Stock or to such holder’s nominee or nominees, a certificate or certificates for the number of shares of Common Stock issuable upon conversion of such Convertible Preferred Stock, and the certificates representing shares of Convertible Preferred Stock surrendered for conversion shall be cancelled by the Company. If the number of shares represented by the certificate or certificates surrendered for conversion shall exceed the number of shares to be converted, the Company shall issue and deliver to the person entitled thereto a certificate representing the balance of any unconverted shares.

(ii) Mandatory Conversion. If there shall be a Mandatory Conversion pursuant to subsection 4(b) above, all holders of record of shares of Convertible Preferred Stock shall be given fifteen (15) days prior written notice of the Mandatory Conversion Date. Such notice also shall specify the place designated for exchanging shares of Convertible Preferred Stock for shares of Common Stock. On or before the Mandatory Conversion Date, each holder of Convertible Preferred Stock shall surrender such holder’s certificate or certificates for all such shares to the company or the transfer agent at the place designated in such notice. On the Mandatory Conversion Date, all certificates representing shares of Convertible Preferred Stock shall be deemed cancelled by the Company and no longer outstanding. As soon as practicable after the Mandatory Conversion shall have been effected, certificates representing the Common Stock issued upon the Mandatory Conversion shall be delivered to those holders who delivered their certificate or certificates to the Company or the designated transfer agent as aforesaid.

(e) No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional shares shall be issued to any holder of Convertible Preferred Stock on conversion of such holder’s Convertible Preferred Stock. With respect to any fraction of a share of Common Stock called for upon any conversion after completion of the calculation of the aggregate number of shares of Common Stock to be issued to such holder, the Company shall pay to such holder an amount in cash equal to any fractional share to which such holder would be entitled, multiplied by the current market value of a share, as determined by the Board of Directors of the Company.

4

9581 - 1000

(f) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon conversion of shares of Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall be issuable from time to time upon the conversion of all of the shares of Convertible Preferred Stock at the time issued and outstanding.

5. Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company (a “Liquidation”), the holders of the Convertible Preferred Stock shall be entitled to receive, before any distribution or payments are made upon any Common Stock or any other security subordinate to the Convertible Preferred Stock, and after payment by the Company of all sums due all creditors, to be paid out of the assets of the Company available for distribution to its shareholders, $747.40 per share for each outstanding share of Convertible Preferred Stock, plus any declared but unpaid dividends. If, upon a Liquidation, the assets available for distribution to the holders of Convertible Preferred Stock shall be insufficient to pay such holders their liquidation preference in full, then such holders shall share ratably in the distribution of such assets in proportion to the respective sums which would otherwise be payable upon such distribution if all sums so payable to the holders of Convertible Preferred Stock were paid in full. In the event of any stock split, stock dividend, combination or other recapitalization transaction by which the Company increases or decreases its outstanding Convertible Preferred Stock, the liquidation price of $719.50 per share of Convertible Preferred Stock shall be adjusted to reflect such recapitalization. The Series A Convertible Preferred Stock shall be pari passu with the Series B Convertible Preferred Stock, but shall be senior to any other class or series of Convertible Preferred Stock authorized by the Company.

(b) A merger or consolidation involving the Company and a sale, lease or transfer of all or substantially all of the assets of the Corporation shall, at the option of holders representing a majority of the Convertible Preferred Stock, be deemed a Liquidation, unless in connection with such transaction, each holder of Convertible Preferred Stock received a preferred stock having terms and conditions which are no less favorable than the terms and conditions of the Convertible Preferred Stock.

6. Notices. Any notice required to be given herein shall be deemed to be given if deposited in the United States mail, first class postage prepaid, and addressed to the holder of record, at his, her or its address appearing on the books of the Company.

5

9581 - 1001

7. Relative Rights. The shares of Convertible Preferred Stock shall not have any powers, designations, preferences, or relative, participating, optional or other rights or qualifications, limitations or restrictions except as set forth herein.

IN WITNESS WHEREOF, GHR Systems, Inc. has caused this Certificate to be signed by its Secretary on this 15th day of November, 1994.

GHR SYSTEMS, INC.

By:

6

Filed in the Department of State on DEC 20 1995 Yvette Kane Secretary of the Commonwealth

STATEMENT OF DESIGNATION, PREFERENCES

AND RIGHTS OF CONVERTIBLE PREFERRED STOCK, SERIES B.

2096042

GHR Systems, Inc. a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Company”), by its Secretary, does hereby certify that, pursuant to the authority conferred upon the Board of Directors by Article 5 of the Articles of Incorporation of the Company, which authorized 10,000 shares of Preferred Stock of the Company, $.01 par value per share, and pursuant to the provisions of the Pennsylvania Business Corporation Law (the “PBCL”), as amended, the Board of Directors of the Company, by unanimous consent in writing, has duly adopted resolutions providing for the issuance of up to 3,000 shares of Convertible Preferred Stock and setting forth the voting powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, which resolution is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Company pursuant to the provisions of the PBCL and the Company’s Articles of Incorporation, the Corporation is authorized to issue, 684 shares of the 3,000 shares of Preferred Stock of the Company authorized in Article 5 of its Articles of Incorporation, as a class of Preferred Stock of the Company to be designated as “Convertible Preferred Stock, Series B, ” $.01 par value per share (“Convertible Preferred Stock”), which shall have such rights, preferences and characteristics in relation to the Common Stock as set forth below:

1. Voting Rights. Except as otherwise provided by law, the holders of Convertible Preferred Stock shall have full voting rights and powers, shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, shall vote together with the holders of Common Stock as a single class and shall be entitled to cast the number of votes equal to the number of shares of Common Stock then issuable upon conversion of the Convertible Preferred Stock owned by such holder, in accordance with the provisions hereof.

2. Dividends.

(a) The holders of shares of the Convertible Preferred Stock shall not be entitled to receive any preferred dividends thereof.

(b) In the event that the Corporation declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Convertible Preferred Stock shall be

      DEC 20 95

PA Dept. of State

1

9581 - 997

entitled to participate with the holders of the Common Stock in any such dividends or distributions paid or set aside for payment, such that the holders of the Convertible Preferred Stock shall receive, with respect to each share of Convertible Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Convertible Preferred Stock is convertible as of the record date for such dividend or distribution.

(c) The provisions of this Section: shall not apply to any dividends or distributions that would result in an adjustment of the Conversion Factor (as hereinafter defined) pursuant to Section 4(c).

3. No Cumulative Voting. The holders of Common Stock and the holders of Convertible Preferred Stock shall not have the right to vote cumulatively in the election of directors.

4. Conversion Rights of Convertible Preferred Stock.

(a) Optional Conversion. A holder of record of any share or shares of Convertible Preferred Stock shall have the right, at any time, at such holder’s option, to convert, without the payment of any additional consideration, each share of Convertible Preferred Stock held by such holder into the number of fully paid and non-assessable shares of Common Stock that equals the Conversion Rate (as defined below).

(b) Mandatory Conversion.

(i) Upon the first closing of a Qualified Public Offering (as hereinafter defined) of the Common Stock of the Company, all of the shares of Convertible Preferred Stock then outstanding shall be converted into that number of fully paid and non-assessable shares of Common Stock as the holders of such Convertible Preferred Stock are then entitled to receive pursuant to the provisions of Section 4 hereof (a “Mandatory Conversion”).

(ii) A “Qualified Public Offering” is hereby defined as an underwritten, firm commitment public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the offer and sale by the Company of its Common Stock in which the aggregate net proceeds to the Company exceed $10,000,000 and in which the price per share equals or exceeds $2,900 (as appropriately adjusted for stock dividends, stock splits, combinations, reorganizations, reclassifications or other similar transactions).

(iii) From and after the date of the Mandatory Conversion (the “Mandatory Conversion Date”) : (A), all rights of the holders of any shares of Convertible Preferred Stock shall cease

2

9581 - 998

and terminate; (B) the shares of Convertible Preferred Stock shall no longer be deemed outstanding; and (C) the holders thereof shall on and after such date be conclusively deemed for all purposes to be holders of shares of Common Stock regardless of whether the holders of such shares of Convertible Preferred Stock have tendered their certificates therefor as required by Section 4(d).

(c) Conversion Rate. The initial Conversion Rate shall be 1, subject to adjustment in accordance with the provisions in this subsection 4(c). Such respective conversion rates in effect from time to time, as adjusted pursuant to this Section 4(c), are referred to herein as the “Conversion Rate.” All of the remaining provisions of this Section 4(c) shall apply separately to the respective Conversion Rates in effect from time to time.

(i) Each adjustment to the Conversion Rate shall be calculated to the nearest two decimal places.

(ii) In the event that: (A) the Company shall, at any time, issue any shares of Common Stock, by stock dividend or any other distribution upon any stock of the Company, payable in shares of Common Stock; (B) the Company shall, at any time, issue any shares of Common Stock, by subdivision of its shares of outstanding Common Stock, by reclassification, stock split or otherwise; or (C) the Company shall combine shares of outstanding Common Stock into a lesser number of shares, by reclassification, reverse stock split, or otherwise (for purposes of this Section 4(c) (ii), the events described in (A), (B) and (C) above shall be referred to as “Capital Transactions”); then the Conversion Rate then in effect shall be adjusted to a number determined by multiplying the Conversion Rate in effect immediately prior to such Capital Transaction by the following fraction:

X

Y

wherein:

X	=	the number of shares of Common Stock outstanding immediately after such Capital Transaction; and

Y	=	the number of shares of Common Stock outstanding immediately prior to such Capital Transaction.

(d) Mechanics of Conversion.

(i) Optional Conversion. If a holder of shares of Convertible Preferred Stock desires to exercise the optional conversion right pursuant to subsection 4(a) above, such

3

holder shall give written notice to the Company of such holder’s election to convert a stated number of shares of Convertible Preferred Stock into shares of Common Stock, at the conversion rate then in effect, which notice shall be accompanied by the certificate or certificates representing such shares of Convertible Preferred Stock which shall be converted into Common Stock. The notice shall also contain a statement of the name or names in which the certificate or certificates for Common Stock shall be issued. Promptly after receiving the aforesaid notice and certificate or certificates representing the Convertible Preferred Stock surrendered for conversion, the Company shall issue and deliver to such holder of Convertible Preferred Stock or to such holder’s nominee or nominees, a certificate or certificates for the number of shares of Common Stock issuable upon conversion of such Convertible Preferred Stock, and the certificates representing shares of Convertible Preferred Stock surrendered for conversion shall be cancelled by the Company. If the number of shares represented by the certificate or certificates surrendered for conversion shall exceed the number of shares to be converted, the Company shall issue and deliver to the person entitled thereto a certificate representing the balance of any unconverted shares.

(ii) Mandatory Conversion. If there shall be a Mandatory Conversion pursuant to subsection 4 (b) above, all holders of record of shares of Convertible Preferred Stock shall be given fifteen (15) days prior written notice of the Mandatory Conversion Date. Such notice also shall specify the place designated for exchanging shares of Convertible Preferred Stock for shares of Common Stock. On or before the Mandatory Conversion Date, each holder of Convertible Preferred Stock shall surrender such holder’s certificate or certificates for all such shares to the company or the transfer agent at the place designated in such notice. On the Mandatory Conversion Date, all certificates representing shares of Convertible Preferred Stock shall be deemed cancelled by the Company and no longer outstanding. As soon as practicable after the Mandatory Conversion shall have been effected, certificates representing the Common Stock issued upon the Mandatory Conversion shall be delivered to those holders who delivered their certificate or certificates to the Company or the designated transfer agent as aforesaid.

(e) No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional shares shall be issued to any holder of Convertible Preferred Stock on conversion of such holder’s Convertible Preferred Stock. With respect to any fraction of a share of Common Stock called for upon any conversion after completion of the calculation of the aggregate number of shares of Common Stock to be issued to such holder, the Company shall pay to such holder an amount in cash equal to any fractional share to which such holder would be entitled, multiplied by the current market value of a share, as determined by the Board of Directors of the Company.

4

9581 - 1000

(f) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon conversion of shares of Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall be issuable from time to time upon the conversion of all of the shares of Convertible Preferred Stock at the time issued and outstanding.

5. Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company (a “Liquidation”), the holders of the Convertible Preferred Stock shall be entitled to receive, before any distribution or payments are made upon any Common Stock or any other security subordinate to the Convertible Preferred Stock, and after payment by the Company of all sums due all creditors, to be paid out of the assets of the Company available for distribution to its shareholders, $1462.50 per share for each outstanding share of Convertible Preferred Stock, plus any declared but unpaid dividends. If, upon a Liquidation, the assets available for distribution to the holders of Convertible Preferred Stock shall be insufficient to pay such holders their liquidation preference in full, then such holders shall share ratably in the distribution of such assets in proportion to the respective sums which would otherwise be payable upon such distribution if all sums so payable to the holders of Convertible Preferred Stock were paid in full. In the event of any stock split, stock dividend, combination or other recapitalization transaction by which the Company increases or decreases its outstanding Convertible Preferred Stock, the liquidation price of $1406.50 per share of Convertible Preferred Stock shall be adjusted to reflect such recapitalization. The Series B Convertible Preferred Stock shall be pari passu with the Series A Convertible Preferred Stock, but shall be senior to any other series or class of Preferred Stock authorized by the Company.

(b) A merger or consolidation involving the Company and a sale, lease or transfer of all or substantially all of the assets of the Corporation shall, at the option of holders representing a majority of the Convertible Preferred Stock, be deemed a Liquidation, unless in connection with such transaction, each holder of Convertible Preferred Stock received a preferred stock having terms and conditions which are no less favorable than the terms and conditions of the Convertible Preferred Stock.

6. Notices. Any notice required to be given herein shall be deemed to be given if deposited in the United States mail, first class postage prepaid, and addressed to the holder of record, at his, her or its address appearing on the books of the Company.

7. Relative Rights. The shares of Convertible Preferred Stock shall not have any powers, designations,

5

9582 - 652

preferences, or relative, participating, optional or other rights or qualifications, limitations or restrictions except as set forth herein.

IN WITNESS WHEREOF, GHR Systems, Inc. has caused this Certificate to be signed by its Secretary on this 15th day of November, 1994.

GHR SYSTEMS, INC.

By:

6

Filed in the Department of State on DEC 20 1995 Yvette Kane Secretary of the Commonwealth

AMENDED STATEMENT OF DESIGNATION, PREFERENCES

AND RIGHTS OF CONVERTIBLE PREFERRED STOCK, SERIES A

AND

REVOCATION OF DESIGNATION, PREFERENCES

AND RIGHTS OF CONVERTIBLE PREFERRED STOCK, SERIES B

2096042

GHR Systems, Inc. a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Company”), by its Secretary, does hereby certify that, (i) Article 4 of the Articles of Incorporation of the Company authorizes the Company to issue three thousand (3.000) shares of Preferred Stock, and (ii) pursuant to the authority conferred upon the Board of Directors by Article 5 of the Articles of incorporation of the Company, which authorized 3,000 shares of Preferred Stock of the Company, $ 01 par value per share:

A. The Shareholders of the Company, by unanimous consent and pursuant to the provisions of the Pennsylvania Business Corporation Law (the “PBCL””), as amended, have duly adopted resolutions authorizing and providing for the reduction to Seven Hundred Fourteen (714) the number of authorized shares of Convertible Preferred Stock, Series A, (a number equal to the issued and outstanding shares of Convertible Preferred Stock, Series A) and revoked and rescinded and canceled Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series B (no shares of which are issued or outstanding), which resolution is as follows:

RESOLVED, that the Corporation shall, Amend the Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series A, authorizing the issuance of Preferred Stock designated “Series A Convertible Preferred Stock” and reducing the number of Shares of Convertible Preferred Stock, Series A authorized for issuance by the Corporation from two thousand fifty two (2052) shares to Seven Hundred Fourteen (714) shares; and further,

RESOLVED, that the Corporation shall revoke and rescind the Statement of Designation, Preferences and Rights of Convertible Preferred Stock. Series B, (which authorized the issuance of 684 shares of Preferred Stock designated “Series B Convertible Preferred Stock”) and prohibit and no longer authorize the issuance of such Convertible Preferred Stock, Series B;

and.

B. The Board of Directors of the Company, by unanimous consent in writing, has duly adopted resolutions authorizing and providing for the issuance of up to 714 shares of Series A. Convertible Preferred Stock and setting forth the voting powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, which resolution is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Company pursuant to the provisions of the “PBCL” and the Company’s Articles of incorporation, the Corporation is authorized to issue 7i4 shares of the 3,000 shares of Preferred Stock of the Company authorized in Article 5 of its Articles of incorporation, as a class of Preferred Stock of the Company to be designated as Convertible Preferred Stock, Series A, $.01 par value per share (“Convertible Preferred Stock” ), which shall have such rights, preferences and characteristics in relation to the Common Stock as set forth below:

1. Voting Rights. Except as otherwise provided by law, the holders of Convertible Preferred Stock shall have full voting rights and powers, shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote shall vote together with the holders of Common Stock as a single class and shall be entitled to cast the number of votes equal to the number of shares of Common Stock then issuable upon conversion of the Convertible Preferred Stock owned by such holder, in accordance with the provisions hereof.

        DEC 20 95

PA Dept. of State

1

2. Dividends.

(a) The holders of shares of the Convertible Preferred Stock shall not be entitled to receive any preferred dividends thereof.

(b) In the event that the Corporation declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Convertible Preferred Stock shall be entitled to participate with the holders of the Common Stock in any such dividends or distributions paid or set aside for payment such that the holders of the Convertible Preferred Stock shall receive, with respect to each share of Convertible Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Convertible Preferred Stock is convertible as of the record date for such dividend or distribution.

(c) The provisions of this Section 2 shall not apply to any dividends or distributions that would result in an adjustment of the Conversion Factor (as hereinafter defined) pursuant to Section 4(c)

3. No Cumulative Voting. The holders of Common Stock and the holders of Convertible Preferred Stock shall not have the right to vote cumulatively in the election of directors.

4. Conversion Rights of Convertible Preferred Stock.

(a) Optional Conversion. A holder of record of any share or shares of Convertible Preferred Stock shall have the right, at any time, at such holder’s option, to convert, without the payment of any additional considerations each share of Convertible Preferred Stock held by such holder into the number of fully paid and non-assessable shares of Common Stock that equals the Conversion Rate (as defined below).

(b) Mandatory Conversion.

(i) Upon the first closing of a Qualified Public Offering (as hereinafter defined) of the Common Stock of the Company, all of the shares of Convertible Preferred Stock then outstanding shall be converted into that number of fully paid and non-assessable shares of Common Stock as the holders of such Convertible Preferred Stock are then entitled to receive pursuant to the provisions of Section 4 hereof (a “Mandatory Conversion”).

2

(ii) A Qualified Public Offering is hereby defined as an underwritten, firm commitment public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the offer and sale by the Company of its Common Stock in which the aggregate net proceeds to the Company exceed $10,000,000 and in which the price per share equals or exceeds $1,500 (as appropriately adjusted for stock dividends, stock splits, combinations, reorganizations reclassification or other similar transactions).

(iii) From and after the date of the Mandatory Conversion (the “Mandatory Conversion Date”): (A) all rights of the holders of any shares of Convertible Preferred Stock shall cease and terminate: (B) the shares of Convertible Preferred Stock shall no longer be deemed outstanding and (C) the holders thereof shall on and after such date be conclusively deemed for all purposes to be holders of shares of Common Stock regardless of whether the holders of such shares of Convertible Preferred Stock have tendered their certificates therefor as required by Section 4 (f).

(c) Conversion Rate. The initial Conversion Rate shall be 1, subject to adjustment in accordance with the provisions in this subsection 4 (c). Such respective conversion rates in effect from time to time, as adjusted pursuant to this Section 4 (c), are referred to herein as the “Conversion Rates”. All of the remaining provisions of this Section 4 (c) shall apply separately to the respective Conversion Rates in effect from time to time.

(i) Each adjustment to the Conversion Rate shall be calculated to the nearest two decimal places.

(ii) In the event that: (A) the Company shall, at any time, issue any shares of Common Stock, by stock dividend or any other distribution upon any stock of the Company, payable in shares of Common Stock: (B) the Company shall, at any time, issue any shares of Common Stock, by subdivision of its shares of outstanding Common Stock, by reclassification, stock split or otherwise: or (C) the Company shall combine shares of outstanding Common Stock into a lesser number of shares, by reclassification, reverse stock split, or otherwise (for purposes of this Section 4 (c) (ii). the events described in (A). (B) and (C) above shall be referred to as “Capital Transactions): then the Conversion Rate then in effect shall be adjusted to a number determined by multiplying the Conversion Rate in effect immediately prior to such Capital Transaction by the following fraction:

X

Y

wherein

X = the number of shares of Common Stock outstanding immediately after such Capital Transaction; and,

Y = the number of shares of Common Stock outstanding immediately prior to such Capital Transaction.

(d) Mechanics of Conversion.

3

(i) Optional Conversion. If a holder of shares of Convertible Preferred Stock desires to exercise the optional conversion right pursuant to subsection 4(a) above, such holder shall give written notice to the Company of such holder’s election to convert a stated number of shares of Convertible Preferred Stock into shares of Common Stock at the conversion rate then in effect, which notice shall be accompanied by the certificate or certificates representing such shares of Convertible Preferred Stock which shall be converted into Common Stock The notice shall also contain a statement of the name or names in which the certificate or certificates for Common Stock shall be issued. Promptly after receiving the aforesaid notice and certificate or certificates representing the Convertible Preferred Stock surrendered for conversion, the Company shall issue and deliver to such holder of Convertible Preferred Stock or to such holder’s nominee or nominees, a certificate or certificates for the number of shares of Common Stock issuable upon conversion of such Convertible Preferred Stock, and the certificates representing shares of Convertible Preferred Stock surrendered for conversion shall be cancelled by the Company. If the number of shares represented by the certificate or certificates surrendered for conversion shall exceed the number of shares to be converted, the Company shall issue and deliver to the person entitled thereto a certificate representing the balance of any unconverted shares.

(ii) Mandatory Conversion. If there shall be a Mandatory Conversion pursuant to subsection 4 (b) above, all holders of record of shares of Convertible Preferred Stock shall be given fifteen (15) days prior written notice of the Mandatory Conversion Date. Such notice also shall specify the place designated for exchanging shares of Convertible Preferred Stock for shares of Common Stock. On or before the Mandatory Conversion Date, each holder of Convertible Preferred Stock shall surrender such holder’s certificate or certificates for all such scares to the Company or the transfer agent at the place designated in such notice. On the Mandatory Conversion Date, all certificates representing shares of Convertible Preferred Stock shall be deemed canceled by the Company and no longer outstanding. As soon as practicable after the Mandatory Conversion shall have been effected, certificates representing the Common Stock issued upon the Mandatory Conversion shall be delivered to those holders who delivered their certificate or certificates to the Company or the designated transfer agent as aforesaid.

(e) No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional shares shall be issued to any holder of Convertible Preferred Stock on conversion of such holders Convertible Preferred Stock. With respect to any fraction of a share of Common Stock called for upon any conversion alter completion of the calculation of the aggregate number of shares of Common Stock to be issued to such holder, the Company shall pay to such holder an amount in cash equal to any fractional share to which such holder would be entitled, multiplied by the current market value of a share, as determined by the Board of Directors of the Company.

(f) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon conversion of shares of Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall be issuable from time to time upon the conversion of all of the shares of Convertible Preferred Stock at the time issued and outstanding.

5. Liquidation Rights.

(a) in the event of any liquidation, dissolution or winding up (either voluntary or

4

involuntary) of the Company (a “Liquidation” ), the holders of the Convertible Preferred Stock shall be entitled to receive, before any distribution or payments are made upon any Common Stock or any other security subordinate to the Convertible Preferred Stock, and after payment by the Company of all sums due all creditors, to be paid out of the assets of the Company available for distribution to its shareholders. $747.40 per share for each outstanding share of Convertible Preferred Stock, plus any declared but unpaid dividends. If, upon a Liquidation, the assets available for distribution to the holders of Convertible Preferred Stock shall be insufficient to pay such holders their liquidation preference in full, then such holders shall share ratably in the distribution of such assets in proportion to the respective sums which would otherwise be payable upon such distribution if all sums so payable to the holders of Convertible Preferred Stock were paid in full, in the event of any stock split, stock dividend, combination or other recapitalization transaction by which the Company increases or decreases its outstanding Convertible Preferred Stock, the liquidation price of $719.50 per share of Convertible Preferred Stock shall be adjusted to reflect such recapitalization. The Series A Convertible Preferred Stock shall be parri passu with the Series C Convertible Preferred Stock, but shall be senior to any other class or series of Convertible Preferred Stock authorized by the Company.

(b) A merger or consolidation involving the Company and a sale, lease or transfer of all or substantially all of the assets of the Corporation shall, at the option of holders representing a majority of the Convertible Preferred Stock, be deemed a Liquidation, unless in connection with such transaction, each holder of Convertible Preferred Stock received a preferred stock having terms and conditions which are no less favorable than the terms and conditions of the Convertible Preferred Stock.

6. Notices. Any notice required to be given herein shall be deemed to be given if deposited in the United States mail, first class postage prepaid, and addressed to the holder of record, at his, her or its address appearing on the books of the Company.

7. Relative Rights. The shares of Convertible Preferred Stock shall not have any powers, designations, preferences, or relative, participating, optional or other rights or qualifications, limitations or restrictions except as set forth herein

IN WITNESS WHEREOF, GHR Systems, Inc. has caused this Certificate to be signed by its Secretary on this day 20th of December, 1995.

GHR SYSTEMS, Inc.

By:	/s/ Gerald Hurst, Jr.
E. Gerald Hurst, Jr., Secretary

5

Filed in the Department of State on DEC 20 1995 Yvette Kane Secretary of the Commonwealth

STATEMENT OF DESIGNATION, PREFERENCES

AND RIGHTS OF CONVERTIBLE PREFERRED STOCK, SERIES C.

2096042

GHR Systems, Inc. a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Company”), by its Secretary, does hereby certify that (i) Article 4 of the Articles of Incorporation of the Company authorizes the Company to issue 3,000 shares of Preferred Stock, and (ii) pursuant to the authority conferred upon the Board of Directors by Article 5 of the Articles of Incorporation of the Company and pursuant to the provisions of the Pennsylvania Business Corporation Law (the “PBCL”), as amended, the Board of Directors of the Company, by unanimous consent in writing, has duly adopted resolutions providing for the issuance of up to 3,000 shares of Convertible Preferred Stock and setting forth the voting powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, which resolution is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Company pursuant to the provisions of the PBCL and the Company’s Articles of Incorporation, the Corporation is authorized to issue 2,230.25 shares of the 3,000 shares of Preferred Stock of the Company authorized in Article 5 of its Articles of Incorporation, as a class of Preferred Stock of the Company to be designated as “Convertible Preferred Stock, Series C”, $.01 par value per share (the “Convertible Preferred Stock”), which shall have such rights, preferences and characteristics in relation to the Common Stock as set forth below:

1. Voting Rights. Except as otherwise provided by law, the holders of Convertible Preferred Stock shall have full voting rights and powers, shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, shall vote together with the holders of Common Stock as a single class and shall be entitled to cast the number of votes equal to the number of shares of Common Stock then issuable upon conversion of the Convertible Preferred Stock owned by such holder, in accordance with the provisions hereof.

2. Dividends.

(a) The holders of shares of the Convertible Preferred Stock shall not be entitled to receive any preferred dividends thereof.

(b) In the event that the Corporation declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Convertible Preferred Stock shall be entitled to participate with the holders of the Common Stock in any

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such dividends or distributions paid or set aside for payment, such that the holders of the Convertible Preferred Stock shall receive, with respect to each share of Convertible Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Convertible Preferred Stock is convertible as of the record date for such dividend or distribution.

(c) The provisions of this Section 2 shall not apply to any dividends or distributions that would result in an adjustment of the Conversion Factor (as hereinafter defined) pursuant to Section 4(c).

3. No Cumulative Voting. The holders of Common Stock and the holders of Convertible Preferred Stock shall not have the right to vote cumulatively in the election of directors.

4. Conversion Rights of Convertible Preferred Stock.

(a) Optional Conversion. A holder of record of any share or shares of Convertible Preferred Stock shall have the right, at any time, at such holder’s option, to convert, without the payment of any additional consideration, each share of Convertible Preferred Stock held by such holder into the number of fully paid and non-assessable shares of Common Stock that equals the Conversion Rate (as defined below).

(b) Mandatory Conversion.

(i) Upon the first closing of a Qualified Public Offering (as hereinafter defined) of the Common Stock of the Company, all of the shares of Convertible Preferred Stock then outstanding shall be converted into that number of fully paid and non-assessable shares of Common stock as the holders of such Convertible Preferred Stock are then entitled to receive pursuant to the provisions of Section 4 hereof (a “Mandatory Conversion”).

(ii) A “Qualified Public Offering” is hereby defined as an underwritten, firm commitment public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the offer and sale by the Company of its Common Stock in which the aggregate net proceeds to the Company exceed $10,000,000 and in which the price per share equals or exceeds $1,500 (as appropriately adjusted for stock dividends, stock splits, combinations, reorganizations, reclassifications or other similar transactions).

(iii) From and after the date of the Mandatory Conversion (the “Mandatory Conversion Date”): (A) all rights of the holders of any shares of Convertible Preferred Stock shall cease and terminate; (B) the shares of Convertible Preferred Stock shall

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no longer be deemed outstanding; and (C) the holders thereof shall on and after such date be conclusively deemed for all purposes to be holders of shares of Common Stock regardless of whether the holders of such shares of Convertible Preferred Stock have tendered their certificates therefor as required by Section 4(d).

(c) Conversion Rate. The initial Conversion Rate shall be 1, subject to adjustment in accordance with the provisions of this subsection 4(c). Such respective conversion rates in effect from time to time, as adjusted pursuant to this Section 4(c), are referred to herein as the “Conversion Rate.” All of the remaining provisions of this Section 4 (c) shall apply separately to the respective Conversion Rates in effect from time to time.

(i) Each adjustment to the Conversion Rate shall be calculated to the nearest two decimal places.

(ii) In the event that: (A) the Company shall, at any time, issue any shares of Common Stock by stock dividend or any other distribution upon any stock of the Company, payable in shares of Common Stock; (B) the Company shall, at any time, issue any shares of Common Stock by subdivision of its shares of outstanding Common Stock, by reclassification, stock split or otherwise; or (C) the Company shall combine shares of outstanding Common Stock into a lesser number of shares, by reclassification, reverse stock split, or otherwise (for purposes of this Section 4(c)(ii), the events described in (A), (B) and (C) above shall be referred to as “Capital Transactions”) ; then the Conversion Rate then in effect shall be adjusted to a number determined by multiplying the Conversion Rate in effect immediately prior to such Capital Transaction by the following fraction:

X

Y

wherein:

X	=	the number of shares of Common Stock outstanding immediately after such Capital Transaction; and

Y	=	the number of shares of Common Stock outstanding immediately prior to such Capital Transaction.

(d) Mechanics of Conversion.

(i) Optional Conversion. If a holder of shares of Convertible Preferred Stock desires to exercise the optional conversion right pursuant to subsection 4(a) above, such holder shall give written notice to the Company of such holder’s election to convert a stated number of shares of Convertible Preferred Stock

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into shares of Common Stock, at the conversion rate then in effect, which notice shall be accompanied by the certificate or certificates representing such shares of Convertible Preferred Stock which shall be converted into Common Stock. The notice shall also contain a statement of the name or names in which the certificate or certificates for Common Stock shall be issued. Promptly after receiving the aforesaid notice and certificate or certificates representing the Convertible Preferred Stock surrendered for conversion, the Company shall issue and deliver to such holder of Convertible Preferred Stock or to such holder’s nominee or nominees, a certificate or certificates for the number of shares of Common Stock issuable upon conversion of such Convertible Preferred Stock, and the certificates representing shares of Convertible Preferred Stock surrendered for conversion shall be cancelled by the Company. If the number of shares represented by the certificate or certificates surrendered for conversion shall exceed the number of shares to be converted, the Company shall issue and deliver to the person entitled thereto a certificate representing the balance of any unconverted shares.

(ii) Mandatory Conversion. If there shall be a Mandatory Conversion pursuant to subsection 4(b) above, all holders of record of shares of Convertible Preferred Stock shall be given fifteen (15) days prior written notice of the Mandatory Conversion Date. Such notice also shall specify the place designated for exchanging shares of Convertible Preferred Stock for shares of Common Stock. On or before the Mandatory Conversion Date, each holder of Convertible Preferred Stock shall surrender such holder’s certificate or certificates for all such shares to the Company or the transfer agent at the place designated in such notice. On the Mandatory Conversion Date, all certificates representing shares of Convertible Preferred stock shall be deemed cancelled by the Company and no longer outstanding. As soon as practicable after the Mandatory Conversion shall have been effected, certificates representing the Common Stock issued upon the Mandatory Conversion shall be delivered to those holders who delivered their certificate or certificates to the Company or the designated transfer agent as aforesaid.

(e) No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional shares shall be issued to any holder of Convertible Preferred Stock on conversion of such holder’s Convertible Preferred Stock. With respect to any fraction of a share of Common Stock called for upon any conversion after completion of the calculation of the aggregate number of shares of Common Stock to be issued to such holder, the Company shall pay to such holder an amount in cash equal to any fractional share to which such holder would be entitled, multiplied by the current market value of a share, as determined by the Board of Directors of the Company.

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(f) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon conversion of shares of Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall be issuable from time to time upon the conversion of all of the shares of Convertible Preferred Stock at the time issued and outstanding.

5. Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company (a “Liquidation”), the holders of the Convertible Preferred Stock shall be entitled to receive, before any distribution or payments are made upon any Common Stock or any other security subordinate to the Convertible Preferred Stock, and after payment by the Company of all sums due all creditors, to be paid out of the assets of the Company available for distribution to its shareholders, $672.57 per share for each outstanding share of Convertible Preferred Stock, plus any declared but unpaid dividends. If, upon a Liquidation, the assets available for distribution to the holders of Convertible Preferred Stock shall be insufficient to pay such holders their liquidation preference in full, then such holders shall share ratably in the distribution of such assets in proportion to the respective sums which would otherwise be payable upon such distribution if all sums so payable to the holders of Convertible Preferred Stock were paid in full. In the event of any stock split, stock dividend, combination or other recapitalization transaction by which the Company increases or decreases its outstanding Convertible Preferred Stock, the liquidation price of $672.57 per share of Convertible Preferred Stock shall be adjusted to reflect such recapitalization. The Series C Convertible Preferred Stock shall be pari passu with the Series A Convertible Preferred Stock, but shall be senior to any other class or series of Convertible Preferred Stock authorized by the Company.

(b) A merger or consolidation involving the Company and a sale, lease or transfer of all or substantially all of the assets of the Corporation shall, at the option of holders representing a majority of the Convertible Preferred Stock, be deemed a Liquidation, unless in connection with such transaction, each holder of Convertible Preferred Stock received a preferred stock having terms and conditions which are no less favorable than the terms and conditions of the Convertible Preferred Stock.

6. Notices. Any notice required to be given herein shall be deemed to be given if deposited in the United States mail, first class postage prepaid, and addressed to the holder of record, at his, her or its address appearing on the books of the Company.

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7. Relative Rights. The shares of Convertible Preferred Stock shall not have any powers, designations, preferences, or relative, participating, optional or other rights or qualifications, limitations or restrictions except as set forth herein.

IN WITNESS WHEREOF, GHR Systems, Inc. has caused this Certificate to be signed by its Secretary on this 20TH day of DECEMBER, 1995.

GHR SYSTEMS, INC.

By
	Its	Secretary

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9758 - 420	Filed in the Department of State on JUL 31 1997 Yvette Kane Secretary of the Commonwealth

STATEMENT OF DESIGNATION, PREFERENCES

AND RIGHTS OF CONVERTIBLE PREFERRED STOCK, SERIES D

GHR Systems, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Company”), by its Secretary, does hereby certify that: (i) Article 4 of the Articles of Incorporation of the Company, as amended (the “Articles”), authorizes the Company in issue 6,000 shares of Preferred Stock, $.01 par value per share; and (ii) pursuant to the authority conferred upon the Board of Directors by Article 4 of the Articles pursuant to the provisions of the Pennsylvania Business Corporation Law of 1988 (the “PBCL”), as amended, the Board of Directors of the Company (the “Board”), by unanimous consent in writing, has duly adopted a resolution providing for the issuance of 2,635 shares of Convertible Preferred Stock, Series D, and setting forth the voting powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, which resolution is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Company pursuant to the provisions of the PBCL and the Company’s Articles, the Company is authorized to issue 2,635 shares of the 6,000 shares of its Preferred Stock authorized in Article 5 of its Articles, as a series of Preferred Stock of the Company to be designated as “Convertible Preferred Stock, Series D,” $.01 par value per share (the “Series D Convertible Preferred Stock”), which shall have such rights, preferences and characteristics in relation to the Common Stock and the other existing series of the Company’s Preferred Stock as set forth below:

1. Voting Rights. Except as otherwise provided by law, the holders of Series D Convertible Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any shareholders’ meetings in accordance with the bylaws of the Company (as in effect at the time in question) and applicable law, and shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, shall vote together with the holders of Common Stock as a single class and shall be entitled to cast the number of votes equal to the number of shares of Common Stock then issuable in accordance with the provisions hereof upon conversion of the outstanding shares of Series D Convertible Preferred Stock owned by such holder on the record date for the determination of the holders of the Company’s capital stock entitled to vote on any such matter or, if no such record date is established, the date such vote is taken or any written consent of holders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of the Company’s Preferred Stock, including the Series D Convertible Preferred Stock, and the holders of Common Stock shall vote together and not as separate classes.

2. Dividends.

(a) The holders of shares of the Series D Convertible Preferred Stock shall not be entitled to receive any preferred dividends thereof.

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(b) In the event that the Company declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Series D Convertible Preferred Stock shall be emitted to participate with the holders of the Common Stock in any such dividends or distributions paid or set aside for payment, such that the holders of the Series D Convertible Preferred Stock shall receive, with respect to each share of Series D Convertible Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Series D Convertible Preferred Stock is convertible as of the record date for such dividend or distribution.

(c) The provisions of this Section 2 shall not apply to any dividends or distributions that would result in an adjustment of the Conversion Rate (as hereinafter defined) pursuant to Section 4 below.

3. No Cumulative Voting. The holders of Series D Convertible Preferred Stock shall not have the right to vote cumulatively in the election of directors.

4. Conversion Rights of Series D Convertible Preferred Stock.

(a) Optional Conversion. a holder of record of any share or shares of Series D Convertible Preferred Stock shall have the right, at any time, at such holder’s option, to convert, without the payment of any additional consideration, each share of Series D Convertible Preferred Stock held by such holder into the number of fully paid and non-assessable shares of Common Stock that equals the Conversion Rate (as defined below).

(b) Mandatory Conversion.

(i) Upon the first closing of a Qualified Public Offering (as hereinafter defined) of the Common Stock of the Company, all of the shares of Series D Convertible Preferred Stock then outstanding shall be converted into that number of fully paid and non-assessable shares of Common Stock as the holders of such Series D Convertible Preferred Stock are then entitled to receive pursuant to the provisions of Section 4 hereof (a “Mandatory Conversion”)

(ii) A “Qualified Public Offering” is hereby defined as an underwritten, firm commitment public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the offer and sale by the Company of its Common Stock in which the aggregate net proceeds to the Company exceed $10,000,000 and in which the price per share equals or exceeds $1,500 (as appropriately adjusted for stock dividends, stock splits, combinations, reorganizations, reclassifications or other similar transactions).

(iii) From and after the date of the Mandatory Conversion (the “Mandatory Conversion Date”): (A) all rights of the persons who were holders of any shares of Series D Convertible Preferred Stock immediately

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prior to the Mandatory Conversion as holders of Series D Convertible Preferred Stock shall cease and terminate; (B) the shares of Series D Convertible Preferred Stock shall no longer he deemed outstanding; and (C) the holders thereof shall on and alter such date be conclusively deemed for all purposes to be holders of shares of Common Stock regardless of whether the holders of such shares of Series D Convertible Preferred Stock have tendered their certificates therefor as required by Section 4(d).

(c) Conversion Rate. Each share of Series D Convertible Preferred Stock shall be convertible in accordance with Section 4.(a) or 4.(b) into the number of shares of Common Stock (the “Conversion Rate”) which results from dividing $759.02 (the “Original Issue Price”) by the conversion price for the Series D Convertible Preferred Stock that is in effect at the time of conversion (the “Series D Conversion Price”). The initial Series D Conversion Price shall be the Original Issue Price. The Series D Conversion Price shall be subject to adjustment from time to time as provided hereinbelow. Each adjustment to the Series D Conversion Price shall be calculated to the nearest two decimal places.

(i) Adjustment Upon Capital Transactions. In the event that: (A) the Company shall, at any time, issue any shares of Common Stock by stock dividend or any other distribution upon any stock of the Company, payable in shares of Common Stock; (B) the Company shall, at any time, issue any shares of Common Stock by subdivision of its shares of outstanding Common Stock, by reclassification, stock split or otherwise; or (C) the Company shall combine shares of outstanding Common Stock into a lesser number of shares, by reclassification, reverse stock split, or otherwise (for purposes of this Section 4(c), the events described in (A), (B) and (C) above shall be referred to as “Capital Transactions”;, then the Conversion Rate then in effect shall be adjusted to a number determined by multiplying the Conversion Rate in effect immediately prior to such Capital Transaction by the following fraction;

X

Y

where:

X	=	the number of shares of Common Stock outstanding immediately after such Capital Transaction; and

Y	=	the number of shares of Common Stock outstanding immediately prior to such Capital Transaction.

(ii) Adjustment for Sale of Shares Below Series D Conversion Price. If at any time or from time to time after the date on which the first share of Series D Convertible Preferred Stock is issued by the Company (the “Original Issue Date”) the Company issues or sells, or is deemed by

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the provisions of this subsection 4.(c) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Capital Transaction as provided in subsection 4.(c)(i), a dividend or distribution as provided in subsection 4.(e) or a recapitalization, reclassification or other change as provided in subsection 4(f), for an Effective Price (as hereinafter defined) that is less than the Series D Conversion Price that is in effect immediately prior to such issue or sale, then, and in each such case, the Series D Conversion Price shall be reduced, as of the close of business on the date of such issue or sale, to the Effective Price at which such Additional Shares of Common Stock are so issued or sold.

(iii) Certain Definitions. For the purpose of making any adjustment required under Subsection 4.(c)(ii):

(A) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company, whether or not subsequently reacquired or retired by the Company, other than: (A) shares of Common Stock issued or issuable upon conversion of the Company’s Convertible Preferred Stock, Series A, Convertible Preferred Stock, Series C and the Series D Convertible Preferred Stock; and (B) a total of 549 shares of Common Stock issuable to Matthew A Broderick pursuant to options granted under the Company’s Stock Option Plan (such number of shares to be calculated net of any repurchases of such shares by the Company and net of any such expired or terminated options, warrants or rights and to be proportionally adjusted to reflect any subsequent Capital Transaction);

(B) The “Aggregate Consideration Received” by the Company for any issue or sale (or deemed issue or sale) of securities shall: (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, discounts, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by (he Company; (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board; and (C) if Additional Shares of Common Stock, Convertible Securities or Rights or Options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock. Convertible Securities or Rights or Options.

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(C) “Common Stock Equivalents Outstanding” shall mean the number of shares of Common Stock that is equal to the sum of: (A) all shares of Common Stock of the Company that are outstanding at the time in question, plus (B) all shares of Common Stock of the Company issuable upon conversion of all shares of Preferred Stock or other Convertible Securities that are outstanding at the time in question, plus (C) all shares of Common Stock of the Company that are issuable upon the exercise of Rights or Options that are outstanding at the time in question assuming the full conversion, exercise or exchange into Common Stock of all such Rights or Options that are Rights or Options to purchase or acquire Convertible Securities into or for Common Stock.

(D) “Convertible Securities” shall mean stock or other securities that are convertible into or exchangeable for shares of Common Stock.

(E) The “Effective Price” of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Company in a given transaction under this subsection 4.(c). into the Aggregate Consideration Received, or deemed to have been received, by the Company under this subsection 4.(c), for the issue (or deemed issue) of such Additional Shares of Common Stock; and

(F) “Rights or Options” shall mean warrants, options or other rights to purchase or acquire shares of Common Stock or Convertible Securities.

(iv) Deemed Issuances. For the purpose of making any adjustment to the Series D Conversion Price required under subsection 4.(c)(ii), if the Company issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of such Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses) is less than the Series D Conversion Price then in effect, then the Company shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights, Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the

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minimum amounts of consideration, if any, payable to the Company upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof: provided that:

(A) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

(B) if the minimum amount of consideration payable to the Company upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and

(C) if the minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities.

No further adjustment of the Series D Conversion Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Series D Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Series D Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that were actually issued or sold upon the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such

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Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of the Series D Convertible Preferred Stock.

(d) Mechanics of Conversion.

(i) Optional Conversion. If a holder of shares of Series D Convertible Preferred Stock desires to exercise the optional conversion right pursuant to subsection 4.(a) above, such holder shall give written notice to the Company of such holder’s election to convert a stated number of shares of Series D Convertible Preferred Stock into shares of Common Stock, at the Conversion Rate then in effect, which notice shall be accompanied by the certificate or certificates representing such shares of Series D Convertible Preferred Stock to be converted into Common Stock. The notice shall also contain a statement of the name or names in which the certificate or certificates for Common Stock shall be issued. Promptly after receiving the aforesaid notice and certificate or certificates representing the Series D Convertible Preferred Stock surrendered for conversion, the Company shall issue and deliver to such holder of Series D Convertible Preferred Stock or to such holder’s nominee or nominees, a certificate or certificates for the number of shares of Common Stock issuable upon conversion of such shares of Series D Convertible Preferred Stock, and the certificates representing the shares of Series D Convertible Preferred Stock surrendered for conversion shall be canceled by the Company. If the number of shares represented by the certificate or certificates surrendered for conversion shall exceed the number of shares to be converted, the Company shall issue and deliver to the person entitled thereto a certificate representing the balance of any unconverted shares of Series D Convertible Preferred Stock.

(ii) Mandatory Conversion. If there shall be a Mandatory Conversion pursuant to subsection 4.(b) above, all holders of record of shares of Series D Convertible Preferred Stock shall be given fifteen (15) days prior written notice of the estimated Mandatory Conversion Date. Such notice also shall specify the place designated for exchanging shares of Series D Convertible Preferred Stock for shares of Common Stock. On or before the Mandatory Conversion Date, each holder of Series D Convertible Preferred Stock shall surrender such holder’s certificate or certificates for all such shares to the Company or the transfer agent at the place designated in such notice. On the Mandatory Conversion Date, all certificates representing shares of Series D Convertible Preferred Stock shall be deemed canceled by the Company and no longer outstanding. As soon as practicable after the Mandatory Conversion shall have been effected, certificates representing the Common Stock issued upon the

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Mandatory Conversion shall be delivered to those holders who delivered their certificate or certificates to the Company or the designated transfer agent as aforesaid.

(e) Adjustments for Other Dividends and Distributions. If at any time or from time to time after the Original Issue Date the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock, then in each such event provision shall be made so that the holders of the Series D Convertible Preferred Stock shall receive, upon conversion of the Series D Convertible Preferred Stock, in addition to the number or shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company which they would have received had their Series D Convertible Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the holders of the Series D Convertible Preferred Stock or with respect to such other securities by their terms.

(f) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date the Common Stock issuable upon the conversion of the Series D Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Capital Transaction or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), then in any such event each holder of Series D Convertible Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series D Convertible Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or as provided with respect to such other securities or property by the terms thereof.

(g) Certificate of Adjusment. In each case of an adjustment or readjustment of the Series D Conversion Price, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall promptly deliver such certificate to each registered holder of the Series D Convertible Preferred Stock at the holder’s address as shown in the Company’s books.

(h) No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional shares shall be issued to any holder of Series D Convertible Preferred Stock on conversion of such holder’s Series D Convertible Preferred Stock. With respect to any fraction of a share of Common Stock called for upon any conversion after completion of the calculation of the aggregate number of shares of Common Stock to be issued to such holder, the Company shall pay to such holder an amount in cash equal to any fractional share to which such holder would in good faith be entitled, multiplied by the current market value of a share, as determined by the Board.

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(i) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon conversion of shares of Series D Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall be issuable from time to time upon the conversion of all of the shares of Series D Convertible Preferred Stock at the time issued and outstanding.

5. Liquidation Rights.

(a) Series D Convertible Preferred Stock. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company (a “Liquidation”), the holders of the Series D Convertible Preferred Stock shall be entitled to receive, before any distribution or payments are made upon any Common Stock or any other security subordinate to the Series D Convertible Preferred Stock, and after payment by the Company of all sums due all creditors, to be paid out of the assets of the Company available for distribution to its shareholders, $759.02 per share for each outstanding share of Series D Convertible Preferred Stock, plus any declared but unpaid dividends thereon. If, upon a Liquidation, the assets available for distribution to the holder(s) of Series D Convertible Preferred Stock shall be insufficient to pay such holder(s) their liquidation preference provided for herein in full, then all remaining available funds and assets shall be distributed among the holders of the then outstanding Convertible Preferred Stock. Series A, par value $.01 per share (the “Series A Convertible Preferred Stock”), Convertible Preferred Stock, Series C, par value $.01 per share (the “Series C Convertible Preferred Stock”) and Series D Convertible Preferred Stock (the Series A Convertible Preferred Stock, the Series C Convertible Preferred Stock and the Series D Convertible Preferred Stock are sometime referred to herein collectively as the “Convertible Preferred Stock”), ratably, on an equal priority, pari passu basis, according to their respective liquidation preferences as set forth in the Articles of the Company. In the event of any stock split, stock dividend, combination or other recapitalization transaction by which the Company increases or decreases its outstanding Series D Convertible Preferred Stock, the liquidation preference amount of $759.02 per share of Series D Convertible Preferred Stock shall be adjusted proportionately to reflect such recapitalization. The Series D Convertible Preferred Stock shall be pari passu with the Convertible Preferred Stock but shall be senior to any other class or series of Preferred Stock authorized by the Company.

(b) A merger or consolidation involving the Company or a sale, lease or transfer of all or substantially all of the assets of the Company shall, at the option of the holders representing a majority of the Series D Convertible Preferred Stock, be deemed a Liquidation.

6. No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue.

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7. Notices. Any notice required to be given herein shall be deemed to be given if deposited in the Untied States Mail, first class postage prepaid, and addressed to the holder of record at his, her or its address appearing on the books of the Company.

8. Relative Rights. The shares of Series D Convertible Preferred Stock shall not have any powers, designations, preferences, or relative, participating, optional or other rights or qualifications, limitations or restrictions except as set forth herein or as provided by applicable law.

IN WITNESS WHEREOF, GHR Systems, Inc. has caused this Certificate to be signed by its Secretary on this 31 day of July 1997.

GHR SYSTEMS, INC.
By:
Its:	Secretary

9759 - 291	Filed in the Department of State on JUL 31 1997 Yvette Kane Secretary of the Commonwealth

First Amendment

to the

Restated And Amended Articles Of Incorporation

OF

GHR Systems, Inc.

1. GHR Systems, Inc., (the “Corporation”) is a business corporation, with its registered office located at 995 Old Eagle School Road, Suite 310, Wayne, Pennsylvania 19087.

2. The Company was incorporated on June 24, 1992 in the Commonwealth of Pennsylvania under Business Corporation Law of 1988, as amended, 15 Pa.C.S.A. Sections 1101 et. Seq.(the “Pa.B.C.L”).

3. The Corporation hereby amends Article 4 of the Restated and Amended Articles of Incorporation of GHR Systems, Inc.(filed in the Department of State, Commonwealth of Pennsylvania on November 15, 1994). so as to read therein set forth in full, as follows:

4. Capital Stock. The Corporation shall have authority to issue an aggregate of twenty two thousand (22,000) shares of capital stock comprised of sixteen thousand (16,000) shares of Common Stock, each of which has a par value of One Cent ($.01) and six thousand (6,000) shares of Preferred Stock.

4. On July 22, 1997, the Directors and Shareholders of GHR Systems, Inc., adopted the foregoing amendment by Unanimous Consent, under and pursuant to Pa.B.C.L. §1727(b) and §1766(a), respectively.

IN WITNESS WHEREOF, the Corporation has caused this First Amendment to the Restated And Amended Articles Of Incorporation of GHR Systems, Inc., to be executed by the Corporation’s Chairman of the Board, Jack M. Guttentag and Secretary, E. Gerald Hurst, Jr., effective upon filing with the Secretary of State of the Commonwealth of Pennsylvania.

Dated: July 31, 1997	/s/ E. Gerald Hurst Jr.

[SEAL]	E. Gerald Hurst Jr., Secretary

1

200003 - 292

Microfilm Number	Filed with the Department of State on JAN 11 2000

Entity Number [ILLEGIBLE]
Secretary of the Commonwealth

ARTICLES OF AMENDMENT DOMESTIC BUSINESS CORPORATION

DSCB15:1915 (Rev 91)

In compliance with the requirements of 15 Pa.C.S. § 1910 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that;

1.	The name of the corporation is:	GHR Systems, Inc.

2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	998 Old Eagle School Road, Suite 1206	Wayne	PA	19087	Delaware

	Number and Street	City	State	Zip	County

(b)	C/O:
		Name of Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.	The statute by or under which it was incorporated is:	Pennsylvania Business Corporation Law of 1988

4.	The date of its incorporation is:	June 24,1992

5.	(Check, and if appropriate complete, one of the following):

☒	The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐	The amendment shall be effective on:		at
		Date		Hour

6.	(Check one of the following):

	☒	The amendment was, adopted by the shareholders (or members) pursuant to 15 Pa.C.S. § 1914(a) and (b).

	☐	The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c).

7.	(Check, and if appropriate complete, one of the following):

	☐	The amendment adopted by the corporation, set forth in full, is as follows:

	☒	The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

200003 - 293

DSCB: 15-1915 (Rev 91)-2

8. (Check if the amendment restates the Articles):

☐ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 6th day of January, 2000.

GHR SYSTEMS, INC.

(Name of Corporation)

BY:
(Signature)

TITLE:	President & C.O.O.

200003 - 294

EXHIBIT A

AMENDMENT TO ARTICLES OF INCORPORATION

OF GHR SYSTEMS, INC.

Article 4 of the Articles of Incorporation of GHR Systems, Inc. is restated in its entirety, as follows:

4.	Capital Stock. The Corporation shall have the authority to issue an aggregate of fifteen million (15,000,000) shares of capital stock, comprised of ten million (10,000,000) shares of Common Stock with a par value of $.01 per share, and five million (5,000,000) shares of Preferred Stock with such rights and preferences as may be determined by the Board of Directors of the Corporation in accordance with Article 5 below.

200073 - 1159

Microfilm Number	Filed with the Department of State on Sep 26, 2000

Entity Number 2090042
Secretary of the Commonwealth

STATEMENT OF CHANGE OF REGISTERED OFFICE

DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

☒	Domestic Business Corporation (15 Pa. C.S §1507)	☐	Foreign Nonprofit Corporation (15 Pa. C.S §6144)

☐	Foreign Business Corporation (15 Pa. C.S. § 4144)	☐	Domestic Limited Partnership (15 Pa. C.S. § 8506)

☐	Domestic Monprofit Corporation (15 Pa. C.S. §5507)

In compliance with the requirements of the applicable provisions of 15 Pa. C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name of the corporation or limited partnership is:	GHR SYSTEMS, INC.

2.	The (a) address of this corporation’s or limited partnership’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following Information to conform to the records of the Department):

(a)	995 Old Eagle School, Suite 310	Wayne	PA	19087	Delaware

	Number and Street	City	State	Zip	County

	(b)	c/o:
			Name of Commercial Registered Office Provider	County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3	(Complete part (a) or (b)):

	(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

	640 Lee Road, Suite 310	Wayne	PA	19087	Chester

	Number and Street	City	State	Zip	County

(b)	The registered office of the corporation or limited partnership shall be provided by:

c/o:

	Name of Commercial Registered Office Provider				County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purpose.

200073 - 1160

DSCB.15-1507/4144/5507/6144/8506 (REV 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 21st day of September, 2000.

GHR SYSTEMS, INC.
(Name of Corporation/Limited Partnership)

BY:
(Signature)

TITLE:	Secretary

200084 - 1234	2096042	Filed in the Department of State on OCT 31 2000 /s/ Kim Pizzingrilli Secretary of the Commonwealth

STATEMENT OF DESIGNATION, PREFERENCES

AND RIGHTS OF CONVERTIBLE PREFERRED STOCK, SERIES E

GHR Systems, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Company”), by its Secretary, does hereby certify that: (i) Article 4 of the Restated and Amended Articles of Incorporation of the Company, as amended (the “Articles”), authorizes the Company to issue up to 5,000,000 shares of Preferred Stock, $.01 par value per share; and (ii) pursuant to the authority conferred upon the Board of Directors by Articles 4 and 5 of the Articles pursuant to the provisions of the Pennsylvania Business Corporation Law of 1988 (the “PBCL”), as amended, the Board of Directors of the Company (the “Board”) has duly adopted a resolution providing for the issuance of up to 17,750 shares of Convertible Preferred Stock, Series E, of which 6,484 shares are reserved for issuance solely upon conversion of the Company’s outstanding convertible notes in an aggregate principal amount of $6,500,000 and upon exercise of the Company’s outstanding warrants in an aggregate principal amount of $1,000,000 to purchase shares of such Series E Preferred Stock (such convertible notes and warrants are collectively referred to as the “Notes and Warrants” and the shares reserved for issuance pursuant to conversion or exercise of the Notes and Warrants, as well as an additional 360.51 shares reserved for potential issuance to Metavante Corporation in the future, are herein referred to collectively as the “Reserved Series E Shares”) and setting forth the voting powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, which resolution is as follows:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Company pursuant to the provisions of the PBCL and the Company’s Articles, the Company is authorized to issue up to 17,750 shares of the 5,000,000 shares of its Preferred Stock authorized in Article 4 of its Articles, as a Series of Preferred Stock of the Company to be designated as “Convertible Preferred Stock, Series E,” $.01 par value per share (the “Series E Convertible Preferred Stock”), which shall have such rights, preferences and characteristics in relation to the Common Stock and the other existing Series of the Company’s Preferred Stock as set forth below:

1. Voting Rights. Except as otherwise provided by law, the holders of Series E Convertible Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any shareholders’ meetings in accordance with the bylaws of the Company (as in effect at the time in question) and applicable law, and shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, shall vote together with the holders at Common Stock as a single class and shall be entitled to cast the number of votes equal to the number of shares of Common Stock then issuable in accordance with the provisions hereof upon conversion of the outstanding shares of Series E Convertible Preferred Stock owned by such holder on the record date for the determination of the holders of the Company’s capital stock entitled to vote on any such matter or, if no such record date is established, the date such vote is taken or any written consent of holders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of the Company’s Preferred Stock, including the Series E Convertible Preferred Stock, and the holders of Common Stock shall vote together and not as separate classes.

200084 - 1235

2. Dividends.

(a) The holders of shares of the Series E Convertible Preferred Stock shall not be entitled to receive any preferred dividends thereon.

(b) In the event that the Company declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Series E Convertible Preferred Stock shall be entitled to participate with the holders of the Common Stock in any such dividends or distributions paid or set aside for payment, such that the holders of the Series E Convertible Preferred Stock shall receive, with respect to each share of Series E Convertible Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Series E Convertible Preferred Stock is convertible as of the record date for such dividend or distribution.

(c) The provisions of this Section 2 shall not apply to any dividends or distributions that would result in an adjustment of the Conversion Rate (as hereinafter defined) pursuant to Section 4 below.

3. No Cumulative Voting. The holders of Series E Convertible Preferred Stock shall not have the right to vote cumulatively in the election of directors.

4. Conversion Rights of Series E Convertible Preferred Stock.

(a) Optional Conversion. A holder of record of any share or shares of Series E Convertible Preferred Stock shall have the right, at any time, at such holder’s option, to convert, without the payment of any additional consideration, each share of Series E Convertible Preferred Stock held by such holder into the number of fully paid and nonassessable shares of Common Stock that equals the Conversion Rate.

(b) Mandatory Conversion.

(i) If the holders of all but a Residual Percentage (as hereinafter defined) of the then outstanding shares of the Series E Convertible Preferred Stock approve (by vote or consent) a conversion of the Series E Convertible Preferred Stock into shares of Common Stock, then all of the shares of Series E Convertible Preferred Stock then outstanding shall be converted into that number of fully paid and non-assessable shares of Common Stock as the holders of such Series E Convertible Preferred Stock are then entitled to receive pursuant to the provisions of this Section 4.

(ii) Immediately prior to the first closing of a Qualified Public Offering (as hereinafter defined) of the Common Stock of the Company, all of the shares of Series E Convertible Preferred Stock then outstanding shall be converted into

200084 - 1236

that number of fully paid and non-assessable shares of Common Stock as the holders of such Series E Convertible Preferred Stock are then entitled to receive pursuant to the provisions of this Section 4.

(iii) A “Mandatory Conversion” means the first to occur of the events specified in clauses (i) and (ii) above (i.e., Sections 4(b)(i) and 4(b)(ii)).

(iv) For purposes hereof, a “Residual Percentage” is one (1) percentage point less than the percentage of the outstanding Series E Convertible Preferred Stock collectively held by Mortgage Guaranty Insurance Corporation (“MGIC”) and any affiliate of MGIC. The Residual Percentage initially shall be calculated by the Company 91 days after the date on which the first share of Series E Convertible Preferred Stock is issued by the Company the “Original Issue Date”), so that all Reserved Series E Shares issued on conversion or exercise of the Notes and Warrants are taken into account in calculating the Residual Percentage; provided, however, that in the event additional shares of Series E Convertible Preferred Stock are issued after the initial calculation of the Residual Percentage, the Residual Percentage shall be adjusted to a percentage determined by multiplying the Residual Percentage in effect immediately prior to such issuance by the following fraction:

Y
X

where:

	X	=	the number of shares of Series E Convertible Preferred Stock outstanding immediately after such issuance; and

	Y	=	the number of shares of Series E Convertible Preferred Stock outstanding immediately prior to such issuance.

(v) A “Qualified Public Offering” is hereby defined as an underwritten, firm commitment public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the offer and sale by the Company of its Common Stock in which the aggregate net proceeds to the Company exceed $10,000,000 and in which the price per share equals or exceeds $11.00174 (as appropriately adjusted for stock dividends, stock splits, combinations, reorganizations, reclassifications and other similar transactions).

(vi) From and after the date of the Mandatory Conversion (the “Mandatory Conversion Date”): (A) all rights of the persons who were holders of any shares of Series E Convertible Preferred Stock immediately prior to the Mandatory Conversion as holders of Series E Convertible Preferred Stock shall cease and terminate; (B) the shares of Series E Convertible Preferred Stock shall no longer be deemed outstanding; and (C) the holders thereof shall on and after such date be conclusively deemed for all purposes to be holders of shares of Common Stock regardless of whether the holders of such shares of Series E Convertible Preferred Stock have tendered their certificates therefor as required by Section 4(d).

200084 - 1237

(c) Conversion Rate. Each share of Series E Convertible Preferred Stock shall be convertible in accordance with Section 4(a) or 4(b) into the number of shares of Common Stock (the “Conversion Rate”) which results from dividing $2,219.05 (the “Original Issue Price”) by the conversion price for the Series E Convertible Preferred Stock that is in effect at the time of conversion (the “Series E Conversion Price”). The initial Series E Conversion Price shall be $11.00174. The Series E Conversion Price and/or the Conversion Rate shall be subject to adjustment from time to time as provided hereinbelow. Each adjustment to the Series E Conversion Price and/or the Conversion Rate shall be calculated to the nearest five decimal places.

(i) Adjustment Upon Capital Transactions. In the event that: (A) the Company shall, at any time, issue any shares of Common Stock by stock dividend or any other distribution upon any stock of the Company, payable in shares of Common Stock; (B) the Company shall, at any time, issue any shares of Common Stock by subdivision of its shares of outstanding Common Stock, by reclassification, stock split or otherwise; or (C) the Company shall combine shares of outstanding Common Stock into a lesser number of shares, by reclassification, reverse stock split, or otherwise (for purposes of this Section 4(c), the events described in (A), (B) and (C) above shall be referred to as “Capital Transactions”); then the Conversion Rate then in effect shall be adjusted to a number determined by multiplying the Conversion Rate in effect immediately prior to such Capital Transaction by the following fraction:

Y
X

where:

	X	=	the number of shares of Common Stock outstanding immediately after such Capital Transaction; and

	Y	=	the number of shares of Common Stock outstanding immediately prior to such Capital Transaction.

In addition, in the event of any Capital Transaction, the Series E Conversion Price then in effect shall be adjusted to be a number determined by multiplying the Series E Conversion Price in effect immediately prior to such Capital Transaction by the fraction y/x (using the definitions above).

(ii) Adjustment for Sale of Shares Below Series E Conversion Price. If at any time or from time to time after June 15, 2000 the Company issues or sells, or is deemed by the provisions of this Section 4(c) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a

200084 - 1238

Capital Transaction as provided in Section 4(c)(i), a dividend or distribution as provided in Section 4(e) or a recapitalization, reclassification or other change as provided in Section 4(f), for an Effective Price (as hereinafter defined) that is less than the Series E Conversion Price that is in effect immediately prior to such issue or sale, then, and in each such case, the Series E Conversion Price shall be reduced, as of the close of business on the date of such issue or sale, so as to be equal to an amount determined by multiplying such Series E Conversion Price by the following fraction:

N0 + N1
N0 + N2

where:

	N0	=	the number of shares of Common Stock Equivalents Outstanding immediately prior to the issuance of such Additional Shares of Common Stock.

	N1	=	the number of shares of Common Stock which the Aggregate Consideration Received, if any, or receivable by the Company for the total number of such Additional Shares of Common Stock so issued or deemed to be issued would purchase at the Series E Conversion Price in effect immediately prior to such issuance.

	N2	=	the number of such Additional Shares of Common Stock so issued or deemed to be issued.

The provisions of this Section 4(c)(ii) may be waived as to all shares of Series E Convertible Preferred Stock in any instance (without the necessity of convening any meeting of stockholders of the Corporation) upon the written agreement of the holders of all but a Residual Percentage of the then outstanding shares of Series E Convertible Preferred Stock.

(iii) Certain Definitions. For the purpose of making any adjustment required under Section 4(c)(ii):

(A) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company (including stock option issuances), whether or not subsequently reacquired or retired by the Company, other than: (1) shares of Common Stock issued or issuable upon conversion of the Convertible Preferred Stock (as hereinafter defined), (2) 145,200 shares of Common Stock issuable under options granted to Cyrus M. Brinn in connection with his initial employment agreement and (3) a total of 693,690 shares of Common Stock (such number of shares is herein referred to as the “Option Shares ”) issuable under the Company’s 2000 Equity Compensation Plan (the “Company Stock Plan”), provided that with respect to options or stock issued after June 15, 2000 this clause (3) shall only apply to stock options issued under

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the Company Stock Plan to the extent that any such options have a per share of Common Stock exercise price not lower than (i) in the case of options issued after June 15, 2000 but on or prior to December 31, 2000, 90% of the Series E Conversion Price in effect at the time of such issuance (or in the case of options to purchase not more than 85,000 shares of Common Stock, 80% of the Series E Conversion Price in effect at the time of such issuance) (for [ILLEGIBLE] issued prior to the Original Issue Date, the term “Series E Conversion Price in effect at the time of such issuance” shall mean $11.00174) or (ii) in the case of options issued after December 31, 2000, 100% of the Series E Conversion Price in effect at the time of such issuance (the Option Shares to be calculated net of any options that have expired or terminated at the time the calculation is made and to be proportionally adjusted to reflect any Capital Transaction occurring after the Original Issue Date);

(B) The “Aggregate Consideration Received” by the Company for any issue or sale (or deemed issue or sale) of securities shall: (1) to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, discounts, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company; (2) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board; and (3) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or Rights or Options (as hereinafter defined) to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities, or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.

(C) “Common Stock Equivalents Outstanding” shall mean the number of shares of Common Stock that is equal to the sum of : (1) all shares of Common Stock of the Company that are outstanding at the time in question, plus (2) all shares of Common Stock of the Company issuable upon conversion of all shares of Preferred Stock or other Convertible Securities that are outstanding at the time in question, plus (3) all shares of Common Stock of the Company that are issuable upon the exercise of Rights or Options that are outstanding at the time in question assuming the full conversion, exercise or exchange into Common Stock of all such Rights or Options that are Rights or Options to purchase or acquire Convertible Securities.

(D) “Convertible Securities” shall mean stock or other securities that are convertible into or exchangeable for (either directly or indirectly) shares of Common Stock.

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(E) The “Effective Price” of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Company in a given transaction under this Section 4(c), into the Aggregate Consideration Received, or deemed to have been received, by the Company under this Section 4(c), for the issue (or deemed issue) of such Additional Shares of Common Stock; and

(F) “Rights or Options” shall mean warrants, options or other rights to purchase or acquire shares of Common Stock or Convertible Securities.

(iv) Deemed Issuances. For the purpose of making any adjustment to the Series E Conversion Price required under Section 4(c)(ii), if the Company issues or sells any Rights or Options or Convertible Securities and if the Effective Price of any Additional Shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of such Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses) is less than the Series E Conversion Price then in effect, then the Company shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights, Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Company upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that:

(A) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

(B) if the minimum amount of consideration payable to the Company upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non- occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and

(C) if the minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or

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exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities.

No further adjustment of the Series E Conversion Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Series E Conversion Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Series E Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that were actually issued or sold upon the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such Rights or Options, whether or not exercised, plus the consideration actually received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of the Series E Convertible Preferred Stock.

(d) Mechanics of Conversion.

(i) Optional Conversion. If a holder of shares of Series E Convertible Preferred Stock desires to exercise the optional conversion right pursuant to Section 4(a) above, such holder shall give written notice to the Company of such holder’s election to convert a stated number of shares of Series E Convertible Preferred Stock into shares of Common Stock, at the Conversion Rate then in effect, which notice shall be accompanied by the certificate or certificates representing such shares of Series E Convertible Preferred Stock to be converted into Common Stock. The notice shall also contain a statement of the name or names in which the certificate or certificates for Common Stock shall be issued. Promptly after receiving the aforesaid notice and certificate or certificates representing the Series E Convertible Preferred Stock surrendered for conversion, the Company shall issue and deliver to such holder of Series E Convertible Preferred Stock or to such holder’s nominee or nominees, a certificate or certificates for the number of shares of Common Stock issuable upon conversion of such shares of Series E Convertible Preferred Stock, and the certificates representing the shares of Series E Convertible Preferred Stock surrendered for conversion shall be canceled by the Company. If the number of shares represented by

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the certificate or certificates surrendered for conversion shall exceed the number of shares to be converted, the Company shall issue and deliver to the person entitled thereto a certificate representing the balance of any unconverted shares of Series E Convertible Preferred Stock.

(ii) Mandatory Conversion. If there shall be a Mandatory Conversion pursuant to Section 4(b) above, all holders of record of shares of Series E Convertible Preferred Stock shall be given fifteen (15) days prior written notice of the estimated Mandatory Conversion Date. Such notice also shall specify the place designated for exchanging shares of Series E Convertible Preferred Stock for shares of Common Stock. On or before the Mandatory Conversion Date, each holder of Series E Convertible Preferred Stock shall surrender such holder’s certificate or certificates for all such shares to the Company or the transfer agent at the place designated in such notice. On the Mandatory Conversion Date, all certificates representing shares of Series E Convertible Preferred Stock shall be deemed canceled by the Company and no longer outstanding. As soon as practicable after the Mandatory Conversion shall have been effected, certificates representing the Common Stock issued upon the Mandatory Conversion shall be delivered to those holders who delivered their certificate or certificates to the Company or the designated transfer agent as aforesaid.

(e) Adjustments for Other Dividends and Distributions. If at any time or from time to time after the Original Issue Date the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock which dividend or distribution is not also paid to the holders of the Series E Convertible Preferred Stock in accordance with Section 2 hereof, then in each such event provision shall be made so that the holders of the Series E Convertible Preferred Stock shall receive, upon conversion of the Series E Convertible Preferred Stock, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company which they would have received had their Series E Convertible Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the holders of the Series E Convertible Preferred Stock or with respect to such other securities by their terms.

(f) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date the Common Stock issuable upon the conversion of the Series E Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, reorganization, merger, consolidation or otherwise (other than by a transaction for which an adjustment is provided for elsewhere in this Section 4 or which, on a holder by holder basis, is treated as a Liquidation pursuant to Section 5), then in any such event each holder of Series E Convertible Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization,

200084 - 1243

reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series E Convertible Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or as provided with respect to such other securities or property by the terms thereof.

(g) Certificate of Adjustment. In each case of an adjustment or readjustment of the Series E Conversion Price, the Company, at its expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall promptly deliver such certificate to each registered holder of the Series E Convertible Preferred Stock at the holder’s address as shown in the Company’s books.

(h) No Fractional Shares. Notwithstanding anything herein to the contrary, no fractional shares shall be issued to any holder of Series E Convertible Preferred Stock on conversion of such holder’s Series E Convertible Preferred Stock. With respect to any fraction of a share of Common Stock called for upon any conversion after completion of the calculation of the aggregate number of shares of Common Stock to be issued to such holder, the Company shall pay to such holder an amount in cash equal to any fractional share to which such holder would be entitled, multiplied by the current market value of a share, as determined in good faith by the Board.

(i) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon conversion of shares of Series E Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall be issuable from time to time upon the conversion of all of the shares of Series E Convertible Preferred Stock at the time issued and outstanding and until the 91st day after the Original Issue Date, such number of shares of Common Stock as shall be issuable on conversion of Reserved Series E Shares issued on conversion or exercise of the Notes and Warrants.

5. Liquidation Rights.

(a) Series E Convertible Preferred Stock. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company (a “Liquidation”), the holders of the Series E Convertible Preferred Stock shall be entitled to receive, before any distribution or payments are made upon any Common Stock or any other security subordinate to the Series E Convertible Preferred Stock, and after payment by the Company of all sums due all creditors, to be paid out of the assets of the Company available for distribution to its shareholders, $2,219.05 per share for each outstanding share of Series E Convertible Preferred Stock, plus any declared but unpaid dividends thereon. If, upon a Liquidation, the assets available for distribution to the holders of the then outstanding Convertible Preferred Stock, Series A, par value $.01 per share (the “Series A Convertible Preferred Stock”), Convertible Preferred Stock, Series C, par value $.01 per share (the “Series C Convertible Preferred Stock”), Convertible Preferred Stock, Series D, par value $.01 per share (the “Series D

200084 - 1244

Convertible Preferred Stock”), and Series E Convertible Preferred Stock (the Series A Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock and the Series E Preferred Stock are sometimes referred to herein collectively as the “Convertible Preferred Stock”) shall be insufficient to pay such holders their liquidation preferences provided for in the Articles, as amended hereby, in full, then all remaining available funds and assets shall be distributed among the holders of the Convertible Preferred Stock and any other class or series of Preferred Stock created by the Company whose rights to receive assets of the Company in the event of a Liquidation are pari passu and or equal priority with the Convertible Preferred Stock upon a Liquidation ratably, on an equal priority, pari passu basis, according to their respective liquidation preferences as set forth in the Articles of the Company. In the event of any stock split, stock dividend, combination or other recapitalization transaction by which the Company increases or decreases its outstanding Series E Convertible Preferred Stock, the liquidation preference amount of $2,219.05 per share of Series E Convertible Preferred Stock shall be adjusted proportionately to reflect such recapitalization. The rights of the Series E Convertible Preferred Stock hereunder to receive assets of the Company in the event of a Liquidation shall be pari passu with the other shares of Convertible Preferred Stock and any other class or series of Preferred Stock created by the Company whose rights to receive assets of the Company in the event of a Liquidation are pari passu with the Series E Convertible Preferred Stock and all other Convertible Preferred Stock upon a Liquidation but shall be senior to any other class or series of Preferred Stock authorized by the Company that is designated to be junior or subordinate to the Series E Convertible Preferred Stock or any other Convertible Preferred Stock upon a Liquidation.

(b) A merger or consolidation involving the Company or a sale, lease or transfer of all or substantially all of the assets of the Company shall, at the option of the holders representing a majority of the Series E Convertible Preferred Stock, be deemed a Liquidation. Notwithstanding the foregoing sentence, any holder of the Series E Convertible Preferred Stock may, at its or his option, elect to not treat such transfer as a Liquidation with respect to its or his shares (or any portion thereof).

6. No Reissuance of Preferred Stock; No Issuance of Reserved Series E Shares Other than Under Notes and Warrants: Cancellation of Certain Authorized Shares. No share or shares of Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. No Reserved Series E Shares shall be issued other than upon such conversion or exercise of the Notes and Warrants. On April 16, 2001, (a) any remaining Reserved Series E Shares and (b) any additional authorized shares of Series E Convertible Preferred Stock that have not been originally issued by such date shall be canceled and deemed eliminated from the shares which the Company shall authorized to issue.

7. Notices. Any notice required to be given herein shall be deemed to be given if deposited in the Untied States Mail, first class postage prepaid, and addressed to the bolder of record at his, her or its address appearing on the books of the Company.

200084 - 1245

8. Relative Rights. The shares of Series E Convertible Preferred Stock shall not have any powers, designations, preferences, or relative, participating, optional or other rights or qualifications, limitations or restrictions except as set forth herein or as provided by applicable law.

IN WITNESS WHEREOF, GHR Systems, Inc. has caused this Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series E to be signed by its Secretary as of this 30th day of October, 2000.

GHR SYSTEMS, INC.

By:
Vice President, Secretary and General Counsel

200086 - 65	2096042	Filed in the Department of State on OCT 31 2000 /s/ Kim Pizzingrilli Secretary of the Commonwealth

AMENDMENT OF STATEMENTS OF DESIGNATION, [ILLEGIBLE]

OF CONVERTIBLE PREFERRED STOCK, SERIES A; CONVERTIBLE PREFERRED

STOCK, SERIES C; AND CONVERTIBLE PREFERRED STOCK, SERIES D OF GHR

SYSTEMS, INC.

1. GHR Systems, Inc., a Pennsylvania corporation (the “Company”), originally filed its Articles of Incorporation in the Department of State of Pennsylvania on June 24, 1992.

2. The Board of Directors of the Company is authorized by the Articles of Incorporation of the Company, as amended (as amended, the “Articles”), to establish and designate one or more series of Preferred Stock and to determine the designations, rights and preferences of each series.

3. The Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series A of the Company was filed in the Department of State of Pennsylvania on December 20, 1995 and amended by the Amended Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series A filed with the Department of State of Pennsylvania on December 20, 1995 (the “Series A Statement”).

4. The Statement of Designation Preferences and Rights of Convertible Preferred Stock, Series C of the Company was filed in the Department of State of Pennsylvania on December 20, 1995 (the “Series C Statement”).

5. The Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series D of the Company was filed in the Department of State of Pennsylvania on July 31, 1997 (the “Series D Statement”).

6. Exhibit A attached hereto sets forth the resolutions adopted by the Board of Directors of the Company amending certain provisions of each of the Series A Statement, Series C Statement and Series D Statement.

IN WITNESS WHEREOF, the Company has caused this Amendment of Statements of Designation, Preferences and Rights of Convertible Preferred Stock, Series A; Convertible Preferred Stock, Series C; and Convertible Preferred Stock, Series D to be duly adopted in accordance with the provisions of the Pennsylvania Business Corporation Law and the Articles and to be executed in its corporate name on October 31, 2000.

GHR SYSTEMS, INC.

By:	/s/ Scott A. McQuilkin
Name:	Scott A. McQuilkin
Title:	Chief Financial Officer

200086 - 66

Exhibit A

Restatement of Section 5(a) of Series A Statement, Series C Statement and Series D Statement

RESOLVED, that Section 5(a) of the Statements of Designation, Preferences and Rights of each of the Convertible Preferred Stock, Series A, Convertible Preferred Stock, Series C and Convertible Preferred Stock, Series D be restated to state that the Convertible Preferred Stock, Series A; Convertible Preferred Stock, Series C; Convertible Preferred Stock, Series D and Convertible Preferred Stock, Series E shall be pari passu with respect to any liquidation of the Company.

Section 5(a) of Series A Statement

Pursuant to the foregoing resolution, Section 5(a) of the Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series A is hereby restated to read as follows:

“5.	Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company (a “Liquidation”), the holders of the Series A Convertible Preferred Stock shall be entitled to receive, before any distribution or payments are made upon any Common Stock or any other security subordinate to the Series A Convertible Preferred Stock, and after payment by the Company of all sums due all creditors, to be paid out of the assets of the Company available for distribution to its shareholders, $747.40 per share for each outstanding share of Series A Convertible Preferred Stock, plus any declared but unpaid dividends thereon. If, upon a Liquidation, the assets available for distribution to the holders of the then outstanding Convertible Preferred Stock, Series C, par value $.01 per share (the “Series C Convertible Preferred Stock”), Convertible Preferred Stock, Series D, par value $.01 per share (the “Series D Convertible Preferred Stock”), Convertible Preferred Stock, Series E, par value $.01 per share (the “Series E Convertible Preferred Stock”), and Series A Convertible Preferred Stock (the Series A Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock and the Series E Convertible Preferred Stock are sometimes referred to herein collectively as the “Convertible Preferred Stock”) shall be insufficient to pay such holders their liquidation preferences provided for in the Articles, as amended hereby, in full, then all remaining available funds and assets shall be distributed among the holders of the Convertible Preferred Stock and any other class or series of Preferred Stock created by the Company whose rights to receive assets of the Company in the event of a Liquidation are pari passu and of equal priority with the Convertible Preferred Stock upon a Liquidation ratably, on an equal priority, pari passu basis, according to their respective liquidation preferences as set forth in the Articles of the Company. In the event of any stock split, stock dividend, combination or other recapitalization transaction by which the Company increases or decreases its outstanding Series A Convertible Preferred Stock, the liquidation preference amount of $747.40 per share of Series A Convertible Preferred Stock shall be adjusted

2

200086 - 67

proportionately to reflect such recapitalization. The rights of the Series A Convertible Preferred Stock hereunder to receive assets of the Company in the event of a Liquidation shall be pari passu with the other shares of Convertible Preferred Stock and any other class or series of Preferred Stock created by the Company whose rights to receive assets of the Company in the event of a Liquidation are pari passu with the Series A Convertible Preferred Stock and all other Convertible Preferred Stock upon a Liquidation but shall be senior to any other class or series of Preferred Stock authorized by the Company that is designated to be junior or subordinate to the Series A Convertible Preferred Stock or any other Convertible Preferred Stock upon a Liquidation.”

Section 5(a) of Series C Statement

Pursuant to the foregoing resolution, Section 5(a) of the Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series C is hereby restated to read as follows:

“5. Liquidation Rights. (a) In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company (a “Liquidation”), the holders of the Series C Convertible Preferred Stock shall be entitled to receive, before any distribution or payments are made upon any Common Stock or any other security subordinate to the Series C Convertible Preferred Stock, and after payment by the Company of all sums due all creditors, to be paid out of the assets of the Company available for distribution to its shareholders, $672.57 per share for each outstanding share of Series C Convertible Preferred Stock, plus any declared but unpaid dividends thereon. If. upon a Liquidation, the assets available for distribution to the holders of the then outstanding Convertible Preferred Stock, Series A, par value $.01 per share (the “Series A Convertible Preferred Stock”), Convertible Preferred Stock, Series D, par value $.01 per share (the “Series D Convertible Preferred Stock”), Convertible Preferred Stock, Series E, par value $.01 per share (the “Series E Convertible Preferred Stock”), and Series C Convertible Preferred Stock (the Series A Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock and the Series E Convertible Preferred Stock are sometimes referred to herein collectively as the “Convertible Preferred Stock”) shall be insufficient to pay such holders their liquidation preferences provided for in the Articles, as amended hereby, in full, then all remaining available funds and assets shall be distributed among the holders of the Convertible Preferred Stock and any other class or series of Preferred Stock created by the Company whose rights to receive assets of the Company in the event of a Liquidation are pari passu and of equal priority with the Convertible Preferred Stock upon a Liquidation ratably, on an equal priority, pari passu basis, according to their respective liquidation preferences as set forth in the Articles of the Company. In the event of any stock split, stock dividend, combination or other recapitalization transaction by which the Company increases or decreases its outstanding Series C Convertible Preferred Stock, the liquidation preference amount of $672.57 per share of Series C Convertible Preferred Stock shall be adjusted proportionately to reflect such recapitalization. The rights of the Series C Convertible Preferred Stock hereunder to receive assets of the Company in the event of a Liquidation shall be pari passu with the

3

200086 - 68

other shares of Convertible Preferred Stock and any other class or series of Preferred Stock created by the Company whose rights to receive assets of the Company in the event of a Liquidation are pari passu with the Series C Convertible Preferred Stock and all other Convertible Preferred Stock upon a Liquidation but shall be senior to any other class or series of Preferred Stock authorized by the Company that is designated to be junior or subordinate to the Series C Convertible Preferred Stock or any other Convertible Preferred Stock upon a Liquidation.”

Subsection 5.(a) of Series D Statement

Pursuant to the foregoing resolution, subsection 5.(a) of the Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series D is hereby restated to read as follows:

“5.	Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company (a “Liquidation”), the holders of the Series D Convertible Preferred Stock shall be entitled to receive, before any distribution or payments are made upon any Common Stock or any other security subordinate to the Series D Convertible Preferred Stock, and after payment by the Company of all sums due all creditors, to be paid out of the assets of the Company available for distribution to its shareholders, $759.02 per share for each outstanding share of Series D Convertible Preferred Stock, plus any declared but unpaid dividends thereon. If, upon a Liquidation, the assets available for distribution to the holders of the then outstanding Convertible Preferred Stock, Series A, par value $.01 per share (the “Series A Convertible Preferred Stock”), Convertible Preferred Stock, Series C, par value $.01 per share (the “Series C Convertible Preferred Stock”), Convertible Preferred Stock, Series E, par value $.01 per share (the “Series E Convertible Preferred Stock”), and Series D Convertible Preferred Stock (the Series A Convertible Preferred Stock, the Series C Convertible Preferred Stock, the Series D Convertible Preferred Stock and the Series E Convertible Preferred Stock are sometimes referred to herein collectively as the “Convertible Preferred Stock”) shall be insufficient to pay such holders their liquidation preferences provided for in the Articles, as amended hereby, in full, then all remaining available funds and assets shall be distributed among the holders of the Convertible Preferred Stock and any other class or series of Preferred Stock created by the Company whose rights to receive assets of the Company in the event of a Liquidation are pari passu and of equal priority with the Convertible Preferred Stock upon a Liquidation ratably, on an equal priority, pari passu basis, according to their respective liquidation preferences as set forth in the Articles of the Company. In the event of any stock split, stock dividend, combination or other recapitalization transaction by which the Company increases or decreases its outstanding Series D Convertible Preferred Stock, the liquidation preference amount of $759.02 per share of Series D Convertible Preferred Stock shall be adjusted proportionately to reflect such recapitalization. The rights of the Series D Convertible Preferred Stock hereunder to receive assets of the Company in the event of a Liquidation

4

200086 - 69

shall be pari passu with the other shares of Convertible Preferred Stock and any other class or series of Preferred Stock created by the Company whose rights to receive assets of the Company in the event of a Liquidation are pari passu with the Series D Convertible Preferred Stock and all other Convertible Preferred Stock upon a Liquidation but shall be senior to any other class or series of Preferred Stock authorized by the Company that is designated to be junior or subordinate to the Series D Convertible Preferred Stock or any other Convertible Preferred Stock upon a Liquidation.”

Amendment of Subsection 4.(c)(i) of Series D Statement

RESOLVED, that subsection 4.(c)(i) of the Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series D is hereby amended to add the following new sentence to the end of subsection 4.(c)(i) in such Statement:

“In addition, in the event of any Capital Transaction, the Series D Conversion Price then in effect shall be adjusted to be a number determined by multiplying the Series D Conversion Price in effect immediately prior to such Capital Transaction by the fraction Y/X (using the definitions above).”

Restatement of Subsection 4.(c)(ii) of Series D Statement

RESOLVED, that subsection 4.(c)(ii) of the Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series D is hereby restated to read as follows:

“(ii) Adjustment for Sale of Shares Below Series D Conversion Price. If at any time or from time to time after the date on which the first share of Series D Convertible Preferred Stock is issued by the Company (the “Original Issue Date”), the Company issues or sells, or is deemed by the provisions of this subsection 4.(c) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Capital Transaction as provided in subsection 4.(c)(i), a dividend of distribution as provided in subsection 4.(e), or a recapitalization, reclassification or other change as provided in subsection 4.(f), for an Effective Price (as hereinafter defined) that is less than the Series D Conversion Price that is in effect immediately prior to such issue or sale, then, and in each such case, the Series D Conversion Price shall be reduced, as of the close of business on the date of such issue or sale so as to be equal to an amount determined by multiplying such Series D Conversion Price by the following fraction:

N0 + N1
N0 + N2

5

200086 - 70

where:

N0	= the number of shares of Common Stock Equivalents Outstanding immediately prior to the issuance of such Additional Shares of Common Stock.

N1	= the number of shares of Common Stock which the Aggregate Consideration Received, if any, or receivable by the Company for the total number of such Additional Shares of Common Stock so issued or deemed to be issued would purchase at the Series D Conversion Price in effect immediately prior to such issuance.

N2	= the number of such Additional Shares of Common Stock so issued or deemed to be issued.

The provisions of this subsection 4.(c)(ii) may be waived as to all shares of Series D Convertible Preferred Stock in any instance (without the necessity of convening any meeting of stockholders of the Company) upon the written agreement of the holders of at least 66 2/3% of the then outstanding shares of Series D Convertible Preferred Stock.”

Restatement of Subsection 4.(c)(iii)(A) of Series D Statement

RESOLVED, that subsection 4.(c)(iii)(A) of the Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series D is hereby restated to read as follows:

“(A) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company, whether or not subsequently reacquired or retired by the Company, other than: (1) shares of Common Stock issued or issuable upon conversion of the Convertible Preferred Stock (as hereinafter defined), (2) 145,200 shares of Common Stock issuable under options granted to Cyrus M. Brinn in connection with his initial employment agreement (the “Brinn Options”), and (3) a total of 693,690 shares of Common Stock (such number of shares is herein referred to as the “Option Shares”) issuable under the Company’s 2000 Equity Compensation Plan (the “Company Stock Plan”) with the Option Shares to be calculated net of any options that have expired or terminated at the time the calculation is made and to be proportionally adjusted to reflect any Capital Transaction occurring after October 30, 2000.”

Amendment of Subsection 4.(c)(iv) of Series D Statement

RESOLVED, that the following clause beginning in the third line of subsection 4.(c)(iv) of the Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series D:

“if the Company issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of such Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses) is less than the Series D Conversion Price then in effect,”

6

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is hereby amended and restated to read as follows:

“if the Company issues or sells any Rights or Options or Convertible Securities and if the Effective Price of any Additional Shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of such Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses) is less than the Series D Conversion Price then in effect.”

7

200130 - 678	Filed in the Department of State on APR 13 2001 Kim Pizzingrilli Secretary of the Commonwealth

AMENDMENT OF STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS

OF CONVERTIBLE PREFERRED STOCK, SERIES E OF GHR SYSTEMS, INC.

1. GHR Systems, Inc., a Pennsylvania corporation (the “Company”), originally filed its Articles of Incorporation in the Department of State of Pennsylvania on June 24, 1992.

2. The Board of Directors of the Company is authorized by the Articles of Incorporation of the Company, as amended (as amended, the “Articles”), to establish and designate one or more series of Preferred Stock and to determine the designations, rights and preferences of each series.

3. The Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series E of the Company (the “Series E Statement”) was filed in the Department of State of Pennsylvania on October 31, 2000.

4. Exhibit A attached hereto sets forth the resolutions adopted by the Board of Directors of the Company amending certain provisions of the Series E Statement.

IN WITNESS WHEREOF, the Company has caused this Amendment of Statement of Designation, Preferences and Rights of Convertible Preferred Stock, Series E to be duly adopted in accordance with the provisions of the Pennsylvania Business Corporation Law and the Articles and to be executed in its corporate name on April 12, 2001.

GHR SYSTEMS, INC.

By:	/s/ Scott A. McQuilkin
Name:	Scott A. McQuilkin
Title:	Chief Financial Officer

200130 - 679

Exhibit A

Restatement of Section 4(i) and Section 6 of Series E Statement

RESOLVED, that the Statement of Designation, Preferences and Rights of the Convertible Preferred Stock, Series E (the “Series E Statement”) of the Company be amended to clarify the reservation of shares of the Company’s Common Stock and the authority to issue additional shares of Convertible Preferred Stock, Series E (“Series E Convertible Preferred Stock”) until the expiration of the Company’s outstanding warrants in an aggregate principal amount of $1,000,000 to purchase shares of such Series E Convertible Preferred Stock.

RESOLVED, that pursuant to the foregoing resolution, Section 4(i) of the Series E Statement is hereby amended and restated in its entirety to read as follows:

“(i) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon conversion of shares of Series E Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall be issuable from time to time upon the conversion of (x) all of the shares of Series E Convertible Preferred Stock at the time issued and outstanding, and (y) until the 91st day after the Original Issue Date, such number of shares of Common Stock as shall be issuable on conversion of Reserved Series E Shares which may be issued on conversion of the Notes, and (z) until December 31, 2004, such number of shares of Common Stock as shall be issuable on conversion of Reserved Series E Shares which may be issued on exercise of the Company’s outstanding warrants in an aggregate principal amount of $1,000,000 to purchase shares of such Series E Preferred Stock (the “Warrants”).”

RESOLVED, that pursuant to the first resolution above, Section 6 of the Series E Statement is hereby amended and restated in its entirety to read as follows:

“6. No Reissuance of Preferred Stock; No Issuance of Reserved Series E Shares Other than Under Notes and Warrants; Cancellation of Certain Authorized Shares. No share or shares of Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall he reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. No Reserved Series E Shares shall be issued other than upon such conversion or exercise of the Notes and Warrants. On April 16, 2001, (a) any remaining Reserved Series E Shares other than those reserved for issuance upon exercise of the Warrants and (b) any additional authorized shares of Series E Convertible Preferred Stock that have not been originally issued by such date (other than those reserved for issuance upon exercise of the Warrants) shall be canceled and deemed eliminated from the shares which the Company shall be authorized to issue.”

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Resolved, that the proper officers of the Company are hereby authorized and directed to take all such actions as any of such officers deems necessary or appropriate in order to implement the preceding resolutions.

3

200507 9-1201

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles/Certificate of Merger

115 Pa.C.S.

Entity Number X Domestic Business Corporation (1926)

2096042 Domestic Nonprofit Corporation (5926) Limited Partnership (8547)

Name Document will be returned to the name and address you enter to the left Address City State Zip Code

Fee: $ 150 plus $40 additional for each Party in addition to two Filed in the Department of State on Aug 11 2005 [Illegible] Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby state that:

1. The name of the corporation/limited partnership surviving the merger is:

GHR Systems. Inc.

2. Check and complete one of the following

x The surviving corporation/limited partnership is a domestic business/nonprofit corporation limited partnership and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street City State Zip County 640 Lee Road, Suite 310 Wayne PA 19087 Chester

(b) Name of Commercial Registered Office Provider County

c/o

The surviving corporation/limited partnership is a qualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the

Department is hereby authorized to correct the following information to conform to the records of the Department

(a) Number and Street City State Zip County

(b) Name of Commercial Registered Office Provider County c/o

The surviving corporation limited partnership is a nonqualified foreign business/nonprofit corporation limited partnership incorporated/formed under the laws of and the address of its principal office under the laws of such domiciliary jurisdiction is:

Number and Street City State Zip

2005079-1202

DSCB: 15-1926/5926/8547-2

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business nonprofit corporation limited partnership and qualified foreign business nonprofit corporation limited partnership which is a party to the plan of merger are as follows:

Name Registered Office Address Commercial Registered Office Provider County FGQ Merger Corp CT Corporation System Philadelphia

4. Check, and if appropriate complete, one of the following

The plan of merger shall be effective upon filing these Articles Certificate of Merger in the Department of State.

x The plan of merger shall be effective on August 11, 2005 at 11:59 pm (ET) Date Hour

5. The manner in which the plan of merger was adopted by each domestic corporation limited partnership is as follows:

Name Manner of Adoption GHR Systems, Inc Adopted by the directors and shareholders pursuant to 15 Pa.C.S. 1924(a). FGQ Merger Corp Adopted by the directors and shareholders pursuant to 15 Pa.C.S. 1924(a).

6. Strike out this paragraph if no foreign corporation limited partnership is a party to the merger

[Illegible]

7. Check, and if appropriate complete, one of the following

The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof

x Pursuant to 15 Pa.C.S. (1901 8547(b) (relating to omission of certain provisions from filed plans the provisions, if any, of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation Certificate of Limited Partnership of the surviving corporation limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a party hereof The full text of the plan of merger is on file at the principal place of business of the surviving corporation limited partnership, the address of which is 640 Lee Road. Suite 310 Wayne PA 19087 Chester Number and street City State Zip County

200507 9-1203

DSCB: 15-1926/5926/8547-3

IN TESTIMONY WHEREOF, the undersigned corporation/limited partnership has caused these Articles Certificate of Merger to be signed by a duly authorized officer thereof this [ILLEGIBLE]

day of [ILLEGIBLE]

2005

GHR SYSTEMS, INC.

Name of Corporation/Limited Partnership

[ILLEGIBLE]

[ILLEGIBLE]

Signature

Senior Vice President & Secretary

Title

FGQ MERGER CORP.

Name of Corporation/Limited Partnership

Signature

Title

200507 9-1204

DSCB: 15-1926/5926/8547-3

IN TESTIMONY WHEREOF, the undersigned corporation/limited partnership has caused these Articles/Certificate of Merger to be signed by a duly authorized officer thereof this

11th day of [Illegible]

2005

GHR SYSTEMS, INC.

Name of Corporation/Limited Partnership

Signature

Title

FGQ MERGER CORP.

Name of Corporation/Limited Partnership

[ILLEGIBLE]

Signature

President

Title

2005079 - 1205

Exhibit A

As provided under item 7 of the foregoing Articles of Merger merging FGQ Merger Corp. with and into GHR Systems, Inc. with GHR Systems, Inc. as the surviving corporation (the “Surviving Corporation”), this Exhibit A sets forth the Amended and Restated Articles of Incorporation of the Surviving Corporation to become effective subsequent to the effective time specified in item 4 of the Articles of Merger.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

GHR SYSTEMS, INC.

1. The name of the corporation is: GHR Systems, Inc.

2. The name of its commercial registered office provided and the county of venue is: C T Corporation System, Philadelphia County.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988, as amended.

4. The aggregate number of shares authorized is 10,000 shares of Common Stock.

Date Filed: 05/01/2007

Pedro A. Cortés

Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles/Certificate of Merger

(15Pa.C.S.)

X Domestic Business Corporation (§ 1926)

Domestic Nonprofit Corporation (§ 5926)

Limited Partnership (§ 8547)

Name

Address

CT CORP-COUNTER

City State Zip Code

Document will be returned to the name and address you enter to the left.

Commonwealth of Pennsylvania

ARTICLES OF MERGER-BUSINESS 6 Page(s)

Fee: $150 plus $40 additional for each

Party in additional to two

T0712260039

In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby state that:

1. The name of the corporation/limited partnership surviving the merger is:

GHR Systems, Inc.

2. Check and complete one of the following:

X The surviving corporation/limited partnership is a domestic business/nonprofit corporation/limited partnership and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street City State Zip County

(b) Name of Commercial Registered Office Provider County

c/o C T Corporation System Philadelphia

The surviving corporation/limited partnership is a qualified foreign business/nonprofit corporation /limited partnership incorporated/formed under the laws of and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street City State Zip County

(b) Name of Commercial Registered Office Provider County

c/o

The surviving corporation/limited partnership is a nonqualified foreign business/nonprofit corporation/limited partnership incorporated/formed under the laws of and the address of its principal office under the laws of such domiciliary jurisdiction is:

Number and Street City State Zip

DSCB:15–1926/5926/8547–2

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit corporation/limited partnership and qualified foreign business/nonprofit corporation/limited partnership which is a party to the plan of merger are as follows:

Name Registered Office Address Commercial Registered Office Provider County

Loansoft, Inc. “non qualified”

4. Check, and if appropriate complete, one of the following:

The plan of merger shall be effective upon filing these Articles/Certificate of Merger in the Department of State.

X The plan of merger shall be effective on: May 1, 2007 at.

Date Hour

5. The manner in which the plan of merger was adopted by each domestic corporation/limited partnership is as follows:

Name Manner of Adoption GHR Systems, Inc. Adopted by action of the shareholders pursuant to 15PaC.S. section 1905

6. Strike out this paragraph if no foreign corporation/limited partnership is a party to the merger.

The plan was authorized, adopted or approved, as the case may be, by the foreign business/nonprofit corporation/limited partnership (or each of the foreign business/nonprofit corporations/limited partnerships) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated/organized.

7. Check, and if appropriate complete, one of the following:

X The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

Pursuant to 15 Pa.C.S. 1901/ 8547(b) (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation/Certificate of Limited Partnership of the surviving corporation/limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a party hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is.

Number and street City State Zip County

DSCB: 15-1926/5926/8547-3

IN TESTIMONY WHEREOF, the undersigned corporation/limited partnership has caused these Articles/Certificate of Merger to be signed by a duly authorized officer thereof this

30th day of April,

2007.

Loansoft, Inc.

Name of Corporation/Limited Partnership

N. J. Daroga

Signature

Senior Vice President

Title

GHR Systems, Inc.

Name of Corporation/Limited Partnership

N. J. Daroga

Signature

Senior Vice President

Title

AGREEMENT AND PLAN OF MERGER OF

LOANSOFT, INC

WITH AND INTO

GHR SYSTEMS, INC.

THIS AGREEMENT AND PLAN OF MERGER, dated effective as of the 1st day of May, 207, is made and entered into by and between LOANSOFT, INC, a California corporation (“LOANSOFT”) and GHR SYSTEMS, INC., a Pennsylvania Corporation (“GHR SYSTEMS”) (together, LOANSOFT and GHR shall be referred to hereinafter as the “Merging Corporations”).

RECITALS

A. GHR owns all of the issued and outstanding shares of the capital stock of LOANSOFT.

B. The Board of Directors of GHR and the Sole Manager of LOANSOFT deem it to be in the best interest of the Merging Corporations that LOANSOFT merge with and into GHR SYSTEMS (the “Merger”).

AGREEMENTS

In consideration of the recitals and mutual agreements which follow, the parties agree as follows:

ARTICLE I

PLAN OF MERGER

1. At the “Effective Time” of the Merger (as defined in section 4 of this Agreement), LOANSOFT will be merged with and into GHR SYSTEMS in accordance with section 15 Pa. C.S. Section 1905 and California Corporation Code Section 1110. After the Merger, GHR SYSTEMS will be the surviving entity, and the separate existence and identity of LOANSOFT shall cease.

2. At the Effective Time of the Merger:

(a) GHR SYSTEMS shall possess all the rights, privileges, immunities and franchises, of a public nature as well as of a private nature, of each of the Merging Corporations;

(b) All property, real personal and mixed and all debts due on whatever account, including subscriptions to shares and all other chooses in action, and every interest, of or belonging to or due to each of the Merging Corporations, shall be taken and deemed to be transferred to and vested in GHR SYSTEMS without further actor deed;

(c) Title to any real estate, or any interest therein, vested in each of the Merging Corporations shall not revert or be in any way impaired by reason of the Merger;

(d) GHR SYSTEMS shall be responsible and liable for all the liabilities and obligations of each of the Merging Corporations;

(e) Any claim existing or action or proceeding pending by or against either of the Merging Corporations may be prosecuted to judgment as if the Merger had not taken place, or GHR SYSTEMS may be substituted as the party in interest; and

(f) Neither the rights of creditors nor any liens upon the property of the Merging Corporations shall be impaired by the Merger.

3. At the Effective Time of the Merger, each share of the .01 par value common stock of LOANSOFT shall be cancelled. All of the issued and outstanding membership interest of the surviving entity shall remain outstanding and will not be effected by the Merger.

4. The Effective Time of the Merger shall be 1:00 a.m. (central time) on May 1, 2007.

IN WITNESS WHEREOF, LOANSOFT and GHR SYSTEMS have caused this Agreement and Plan of Merger to be executed.

LOANSOFT, INC.

BY:	/s/ Norrie J. Daroga
Norrie J. Daroga, Senior Vice President

GHR SYSTEMS, INC.

BY:	/s/ Norrie J. Daroga
Norrie J. Daroga, Senior Vice President